SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                    [X]

Filed by a Party other than the Registrant[   ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant  to Section 240.14a-11(c) or Section 240.14a-
      12


                          LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:









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                          LIBERTY ALL-STAR EQUITY FUND
                      LIBERTY ALL-STAR GROWTH FUND, INC.

                                                                [________, 2006]
Dear Fellow Shareholders:


      The enclosed Proxy Statement discusses four proposals to be voted upon by the Shareholders of each of the above-named Liberty All-Star Funds (each a "Fund," collectively the "Funds"). Please review the Proxy Statement and cast your vote on each of the proposals. THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

      As discussed in more detail in the enclosed Proxy Statement, Banc of America Investment Advisors, Inc., each Fund's current fund manager, has decided to sell to ALPS Advisers, Inc. ("ALPS Advisers") its business of managing the Funds. To provide for continuity in the operation of the Funds, you are being asked to approve (1) new fund management agreements between the Funds and ALPS Advisers and (2) new portfolio management agreements between the Funds, ALPS Advisers and each of the Portfolio Managers that currently manage Fund assets. ALPS Advisers is a wholly-owned subsidiary of ALPS Holdings, Inc., a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution, and fund accounting.

      Under these new agreements, ALPS Advisers and the Portfolio Managers will provide investment advisory services to each Fund on substantially the same terms and for the same fees that are currently in effect. The Funds' multi-manager structure and investment objectives will not change as a result of the sale transaction (the "Transaction"), and the senior investment advisory personnel who currently manage each Fund's assets are expected to continue to do so after the Transaction. The Funds' association with ALPS Advisers and its affiliates also will make available to the Funds additional resources, which could provide future benefits.

      In connection with the Transaction, you are also being asked to approve
(1) a proposal to elect three new trustees/directors for the Funds and (2) a policy to permit the Funds and ALPS Advisers and to enter into new agreements with Portfolio Managers, and then obtain the required shareholder approval of the new agreement at the next regularly scheduled annual meeting of the Funds. Approval of that policy would permit ALPS Advisers to continue the current practice used by the Funds to hire new Portfolio Managers.

      The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction, which is subject to various conditions, will not change the names of the Funds or alter the number of shares you own in that Fund.

      THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND RECOMMENDS A VOTE FOR EACH PROPOSAL.

      Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time

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and   postage  costs  by  calling  the  toll  free  number  and  following   the
instructions.   You  may  also vote via the Internet by logging on to ______ and
following the instructions  that  will  appear.   If  we do not hear from you by
__________, 2006, our proxy solicitor, The Altman Group ("Altman"), may contact you. This will ensure that your vote is counted even if you cannot attend the Special Meeting in person. If you have any questions about the proposals or the voting instructions, please call Altman at 1-800-499-6377.

                            Very truly yours,

                            _____________________________________



                            William R. Parmentier, Jr.
                            President and Chief Executive Officer






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                  LIBERTY ALL-STAR EQUITY FUND ("Equity Fund")
              LIBERTY ALL-STAR GROWTH FUND, INC.  ("Growth Fund")
                   (EACH A "Fund," COLLECTIVELY, THE "Funds")

                               100 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                                 1-800-499-6377
                            ________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                __________, 2006
                            ________________________

To the Shareholders of the Funds:

      NOTICE IS HEREBY GIVEN that a special meeting ("Meeting") of Shareholders of the Funds will be held [in the America Room, 2nd Floor, at 100 Federal Street, Boston, Massachusetts on _______, 2006 at _:00 a.m. Boston time.]

      As discussed in more detail in the enclosed Proxy Statement, Banc of America Investment Advisors, Inc. ("BAIA") recently entered into an asset purchase agreement with ALPS Holdings, Inc. ("ALPS") and ALPS Advisers, Inc. ("ALPS Advisers" or "Fund Manager") whereby BAIA will sell certain assets related to BAIA's business of providing investment advisory and certain administrative services to the Funds to ALPS Advisers (the "Transaction"), subject to certain conditions (as discussed in the enclosed Proxy Statement). Before the closing of the Transaction (the "Closing"), ALPS Advisers will be registered with the Securities and Exchange Commission as an investment adviser. ALPS Advisers is a wholly-owned subsidiary of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution, and fund accounting.

      Upon the Closing, each Fund's Fund Management Agreement with BAIA and each Fund's Portfolio Management Agreements with BAIA and the Portfolio Managers listed below will automatically terminate. To provide for continuity in the operation of the Funds, the Shareholders of each Fund are being asked to vote FOR the following proposals:

      1.    To elect three new Trustees/Directors;

      2. To approve a new Fund Management Agreement between the Fund and ALPS Advisers to become effective upon the Closing;

      3. To approve new Portfolio Management Agreements for the Fund with ALPS Advisers and each of the current Portfolio Managers listed below to become effective upon the Closing;

            EQUITY FUND
            3a.   Chase Investment Counsel Corporation

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            3b.   Matrix Asset Advisers, Inc.
            3c.   Pzena Investment Management, LLC
            3d.   Schneider Capital Management Corporation
            3e.   TCW Investment Management Company

            GROWTH FUND
            3f.   TCW Investment Management Company
            3g.   M.A. Weatherbie & Co., Inc.
            3h.   William Blair & Company, L.L.C.

      4. To approve a policy to permit the Fund and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval; and

      5. To transact any other business as may properly come before the Meeting.


YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

      As described in the enclosed Proxy Statement, each Fund Management Agreement provides that, following the Transaction, ALPS Advisers will provide the same investment advisory services to each Fund on substantially the same terms and the same fee rates calculated on a daily rather than a weekly basis. Likewise, each Portfolio Management Agreement provides that, following the Transaction, each Portfolio Manager will continue to provide the same sub-advisory services to each Fund on substantially the same terms and the same fee rates calculated on a daily rather than a weekly basis. Each proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of one or both of the Funds at the close of business on September 7, 2006 ("Record Date"). If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.


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YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.



By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund



James R. Bordewick, Jr.
Secretary of the Funds


___________, 2006



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                  IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
                           AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.    WHAT IS HAPPENING?

A. Banc of America Investment Advisors, Inc. ("BAIA") recently entered into an asset purchase agreement with ALPS Holdings, Inc. ("ALPS") and ALPS Advisers, Inc. ("ALPS Advisers") whereby BAIA will sell certain assets related to BAIA's business of providing investment advisory and certain administrative services to Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (each a "Fund," collectively the "Funds") to ALPS Advisers (the "Transaction"), subject to certain conditions (as discussed in the Proxy Statement). Before the closing of the Transaction (the "Closing"), ALPS Advisers will be registered with the Securities and Exchange Commission ("SEC") as an investment adviser. ALPS Advisers is a wholly-owned subsidiary of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution, and fund accounting. The parties expect the Closing to occur in December 2006, subject to the satisfaction of certain conditions outlined in the Proxy Statement.

      As a result of the Transaction, each Fund's Fund Management Agreement with BAIA and its Portfolio Management Agreements with its Portfolio Managers will automatically terminate. Therefore, in order to provide for continued management of the Funds, shareholders of each Fund will need to approve a new Fund Management Agreement and new Portfolio Management Agreements. The Proxy Statement provides additional information about ALPS Advisers and each proposal. If Shareholders approve the proposals, the effectiveness of each is contingent upon the Closing occurring, and each proposal will become effective only upon the Closing. If the Transaction is not consummated, none of the proposals will become effective.

EACH FUND'S BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q.    WHY ARE YOU SENDING ME THIS INFORMATION?

A. You are receiving these proxy materials because you own shares in one or both of the Funds and have the right to vote on these very important proposals concerning your investment.

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Q.    WHY AM I BEING ASKED TO ELECT NEW TRUSTEES/DIRECTORS?

A. In connection with the Transaction, the Trustees/Directors have recommended that the Shareholders elect three new Trustees/Directors to each Fund's Board, as recommended by ALPS. One of the nominees for Trustee/Director is the President and a Director of ALPS and ALPS Advisers and, if elected, will be the only Trustee/Director on each Fund's Board who is an "interested person" (as defined in the Investment Company Act of 1940, as amended ("Investment Company Act")) ("Interested Trustee/Director"). The other two nominees for Trustee/Director currently serve as Trustees/Directors who are not "interested persons" (as defined in the Investment Company Act) ("Disinterested Trustees/Directors") of funds for which either ALPS Fund Services, Inc., a wholly-owned subsidiary of ALPS, serves as administrator or ALPS Distributors, Inc., a wholly-owned subsidiary of ALPS, serves as distributor. If all of the proposed nominees are elected, each Fund's Board will consist of seven Trustees/Directors, six of whom will be Disinterested Trustees/Directors and one of whom will be an Interested Trustee/Director.

Q.    WHY AM I BEING ASKED TO VOTE ON THE NEW AGREEMENTS?

A. Completion of the Transaction will result in an assignment of each Fund's advisory contracts, and as a result, will automatically terminate each Fund's Fund Management Agreement and Portfolio Management Agreements pursuant to the Investment Company Act. To ensure that the operation of your Fund can continue without any interruption and that ALPS Advisers and each Portfolio Manager can provide your Fund with the same services that are currently being provided to your Fund, your approval of the new agreements is sought. For the Closing to occur, certain conditions must be satisfied or waived, including, among others, the approval of the new agreements by Shareholders of the Funds.

Q. WHY AM I BEING ASKED TO VOTE ON THE POLICY REGARDING SHAREHOLDER APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENTS?

A. Each Fund currently operates under an exemptive order issued by the SEC that allows the Fund and BAIA to defer Shareholder approval of a new Portfolio Management Agreement until the next annual meeting of Fund Shareholders. Upon the Closing, the Funds no longer will be able to rely on that exemptive relief because it terminates once BAIA is no longer the Funds' investment adviser. The Funds and ALPS Advisers will apply to the SEC for a new exemptive order for the same relief [that may be] subject to a number of additional conditions. If the SEC grants the Funds and ALPS Advisers a new exemptive order, a Fund and ALPS Advisers will not be permitted to rely on the new order unless the Shareholders of the Fund have approved the operation of the Fund in a manner that permits the Fund and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval. You are being asked to approve this policy so that your Fund can operate under a new exemptive order as soon as it is issued.

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Q.    HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. The terms of the new agreements are substantially the same as the existing agreements. The management fee rates that the Funds currently pay for investment advisory services will be the same fee rates calculated on a daily rather than a weekly basis. The Portfolio Managers that currently manage the Funds are expected to continue to manage the Funds following the Transaction. ALPS Advisers does not anticipate any changes in the senior investment advisory personnel who currently manage the Funds at the Fund Manager level. ALPS has entered into employment agreements that will take effect upon the Closing with William R. Parmentier, Jr., the Funds' President and Chief Executive Officer, and
      Mark T. Haley, the Funds' Senior Vice President, who are currently responsible for the Funds' day-to-day operations. However, there can be no assurance that any particular employee of BAIA will choose to remain employed by BAIA before the Transaction or by ALPS Advisers after the Transaction.

Q.    WILL EITHER FUND'S NAME CHANGE?

A.    No.  The name of each Fund will not change.

Q.    WILL THERE BE ANY PORTFOLIO MANAGER CHANGES?

A. No. The Portfolio Managers that currently manage the Fund are expected to continue to manage the Funds after the Transaction, using the same investment objectives and strategies currently in place.

Q. WILL THE FEES PAYABLE UNDER THE NEW AGREEMENTS INCREASE AS A RESULT OF THE TRANSACTION?

A. No. The proposals to approve the new agreements do not seek any increase in fee rates.

Q.    HOW DO THE TRUSTEES/DIRECTORS OF MY FUND RECOMMEND THAT I VOTE?

A. The Trustees/Directors of your Fund recommend that you vote FOR each of the proposals.

Q. WILL MY FUND PAY FOR THIS PROXY SOLICITATION OR FOR THE COSTS OF THE TRANSACTION?

A.    No. The Funds will  not  bear  these  costs.   BAIA and ALPS Advisers have
      agreed to bear any costs that would otherwise be borne by the Funds.

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Q.    HOW DO I VOTE MY SHARES?

A.    For your convenience, there are several ways you can vote:

      BY MAIL: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

      BY TELEPHONE: Call the number printed on the enclosed proxy card(s);

      BY INTERNET: Access the website address printed on the enclosed proxy card(s); and

      IN PERSON: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-499-6377.

Q.    WHY ARE TWO PROXY CARDS ENCLOSED?

A. If you own shares of both Funds, you will receive a separate proxy card for each Fund.

Q.    WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy solicitor, The Altman Group, at 1-800-499-6377.

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                  LIBERTY ALL-STAR EQUITY FUND ("Equity Fund")
              LIBERTY ALL-STAR GROWTH FUND, INC.  ("Growth Fund")
                   (EACH A "Fund," COLLECTIVELY, THE "Funds")

                               100 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                                 1-800-499-6377
                            _______________________

                                PROXY STATEMENT
                            ________________________

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON _________, 2006

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the Special Meeting of Shareholders of the Funds to be held in the [America Room on the 2nd floor of 100 Federal Street, Boston, Massachusetts on ________, 2006 at __:00 a.m. Boston time] and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

SOLICITATION OF PROXIES

      The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about _________, 2006 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds' investment adviser, Banc of America Investment Advisors, Inc. ("BAIA"), and/or its affiliates and by The Altman Group, the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

      At the Meeting, Shareholders of each Fund will be asked:

      1.    To elect three new Trustees/Directors;

      2. To approve a new Fund Management Agreement between each Fund and ALPS Advisers to become effective upon completion of the Transaction (the "Closing") as described in this Proxy Statement; and



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




      3. To approve new Portfolio Management Agreements for each Fund with ALPS Advisers, Inc. and each of the current Portfolio Managers listed below to become effective upon the Closing as described in this Proxy Statement.

            EQUITY FUND
            3a.   Chase Investment Counsel Corporation
            3b.   Matrix Asset Advisers, Inc.
            3c.   Pzena Investment Management, LLC
            3d.   Schneider Capital Management Corporation
            3e.   TCW Investment Management Company

            GROWTH FUND
            3f.   TCW Investment Management Company
            3g.   M.A. Weatherbie & Co., Inc.
            3h.   William Blair & Company, L.L.C.

      4. To approve a policy to permit the Fund and ALPS Advisers, Inc. ("ALPS Advisers" or "Fund Manager") to enter into Portfolio Management Agreements in advance of Shareholder approval;

      The Boards have set the close of business on September 7, 2006 as the record date ("Record Date"), and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. Additional information regarding outstanding shares and voting your proxy are included at the end of this Proxy Statement in the sections entitled "General Information" and "Voting Information."

                                GENERAL OVERVIEW

THE TRANSACTION

      On September 7, 2006, BAIA entered into an asset purchase agreement with ALPS Holdings, Inc. ("ALPS") and ALPS Advisers, Inc. ("ALPS Advisers") whereby ALPS Advisers has agreed to purchase certain assets related to BAIA's business of providing investment advisory and certain administrative services to the Funds (the "Transaction"). Upon the Closing, ALPS Advisers will serve as investment adviser to each Fund and ALPS Fund Services, Inc. ("ALPS Fund Services") will serve as the administrator to each Fund. ALPS Advisers and ALPS Fund Services are wholly-owned subsidiaries of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution, and fund accounting.

      The Closing is subject to certain terms and conditions, including, among others: (1) each Fund obtaining Shareholder approval to enter into a new Fund Management Agreement and new Portfolio Management Agreements, as set forth in this Proxy Statement; and (2) BAIA and ALPS Advisers obtaining any necessary regulatory approvals. Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, BAIA, ALPS and ALPS Advisers anticipate that the Closing will take place in December 2006.

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POST-TRANSACTION STRUCTURE AND OPERATIONS

      As noted above, upon the Closing, ALPS Advisers will become the investment adviser to the Funds. The Portfolio Managers that currently manage the Funds are expected to continue to manage the Funds following the Transaction. ALPS Advisers does not anticipate any changes in the senior investment advisory personnel who currently manage the Funds at the Fund Manager level. ALPS has entered into employment agreements that will take effect upon the Closing with William R. Parmentier, Jr., the Funds' President and Chief Executive Officer, and Mark T. Haley, the Funds' Senior Vice President, who are currently responsible for the Funds' day-to-day operations. However, there can be no assurance that any particular employee of BAIA will choose to remain employed by BAIA before the Transaction or by ALPS Advisers after the Transaction.

      ALPS currently does not anticipate any changes to the organization and structure of the Funds other than the addition of two new Trustees/Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("Investment Company Act")) ("Disinterested Trustees/Directors") and one new Trustee/Director who is an "interested person" (as defined in the Investment Company Act) ("Interested Trustee/Director") as described in Proposal 1 below, if elected by Shareholders of the Funds. Upon the Closing, the Funds will be entering into an agreement with ALPS Fund Services for the provision of administration and bookkeeping and pricing services. ALPS Fund Services will also provide broker/dealer and shareholder support services to the Funds through its existing internal support desk. The Board of each Fund will continue to make decisions regarding the auditors, custodian and transfer agent of the Funds. ALPS is not proposing any changes to these existing service providers at this time.

ANTICIPATED BENEFITS OF THE TRANSACTION

      Although there can be no assurance as to any benefit resulting from the Transaction, ALPS anticipates the following possible benefits:

      o combining the fund administration, accounting, compliance and distribution experience of ALPS with the investment management personnel of the Funds may provide an environment for success;
      o the market support, shareholder services and wholesaling capabilities of ALPS should support the trading of the Funds in the secondary market;
      o ALPS employs a Director of Closed-End Funds to help develop and maintain the Funds' relationships with closed-end fund underwriters and the closed-end fund analyst community;
      o ALPS maintains a nationwide network of internal and external wholesalers focused on ALPS' closed-end fund offerings, which may increase the Funds' market exposure; and
      o affiliating with ALPS, which has made the growth of its asset management operations a key component of its business plans, is expected to provide a high level of service to the Funds.

ELECTION OF NEW TRUSTEES/DIRECTORS

      In connection with the Transaction, ALPS has proposed, and the Disinterested Trustees/Directors have agreed, to recommend to Shareholders the election of three new Trustees/Directors to each Fund's Board. One of the nominees for Trustee/Director is the President and a Director of ALPS and ALPS Advisers, who, if elected, will be the only Interested Trustee/Director on each Fund's Board. The other two nominees for Trustee/Director currently serve as Disinterested Trustees of funds for which either ALPS Fund Services, a wholly-owned subsidiary of ALPS, serves as administrator or ALPS Distributors, Inc. ("ALPS Distributors"), a wholly-owned subsidiary of ALPS, serves as distributor. If all of the proposed nominees are elected by Shareholders, each Fund's Board will consist of seven Trustees/Directors, six of whom will be Disinterested Trustees/Directors and one of whom will be an Interested Trustee/Director. If elected by the Shareholders of each Fund, the new Trustees/Directors will not take office until the Closing.

NEW FUND MANAGEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

      BAIA currently serves as investment adviser to each Fund. Upon the Closing, ALPS Advisers will become the investment adviser to each Fund and the Funds will thereby undergo a change in control. This change in control is deemed to be an "assignment" of each Fund's existing Fund Management Agreement
("Existing Fund Management Agreement") and existing Portfolio Management Agreements ("Existing Portfolio Management Agreement" and together, "Existing Agreements") under the Investment Company Act. As required by the Investment Company Act, each Fund's Existing Agreements provide for their automatic termination in the event of an assignment, and each will, therefore, terminate upon the Closing. Accordingly, Shareholders of each Fund are being asked to approve a new Fund Management Agreement ("New Fund Management Agreement") and new Portfolio Management Agreements ("New Portfolio Management Agreements" and together, "New Agreements") with substantially the same terms and the same fee rates, calculated on a daily rather than a weekly basis, as the Existing Agreements to allow ALPS Advisers and the various Portfolio Managers to manage each Fund. If approved by the Shareholders of each Fund, the New Agreements will not become effective until the Closing. For each Fund, the proposal to approve the New Portfolio Management Agreements is subject to the approval of the New Fund Management Agreement. If the Transaction is not completed for any reason, the Existing Agreements will remain in effect for each Fund.

APPROVAL OF THE POLICY REGARDING SHAREHOLDER APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENTS

      Each Fund currently operates under an exemptive order issued by the Securities and Exchange Commission ("SEC") that allows the Fund and BAIA to defer Shareholder approval of a new Portfolio Management Agreement until the next annual meeting of Fund Shareholders. Upon the Closing, the Funds no longer will be able to rely on this exemptive relief because it terminates once BAIA is no longer the Funds' investment adviser. The Funds and ALPS Advisers will apply to the SEC for a new exemptive order for the same relief [that may be] subject to a number of additional conditions. If the SEC grants the Funds and ALPS Advisers a new exemptive order, the Funds and ALPS Advisers will not be permitted to rely on the new order unless the Shareholders of each Fund have approved the operation of the Funds in a manner that permits the Funds and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval. Approval of this proposal is sought so that the Funds can operate under a new exemptive order as soon as it is issued. If the Transaction is not completed for any reason, the current orders will continue in effect.

              PROPOSAL 1: ELECTION OF THREE NEW TRUSTEES/DIRECTORS


      In connection with the Transaction, Shareholders of each Fund are being asked to vote for the election of three persons to serve as additional Trustees/Directors of each Fund. The Trustees/Directors of each Fund provide broad supervision over the affairs of the Fund, including oversight of the Fund Manager and the Fund's officers. The Fund Manager is responsible for the investment management of each Fund's assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

NOMINEES

      The Board, including a majority of the Disinterested Trustees/Directors, has nominated George R. Gaspari and Edmund J. Burke to be elected as Trustee/Director by the applicable Fund's Shareholders. On September __, 2006, the Board, including a majority of the Disinterested Trustees/Directors,
nominated  [                     ]  to be elected  as  Trustee/Director  by  the
applicable Fund's Shareholders. Mr. Burke is the President and a Director of ALPS and ALPS Advisers and, if elected, will be the only Interested
Trustee/Director on each Fund's Board.  Messrs. Gaspari and [                  ]
currently serve as Disinterested Trustees of funds for which either ALPS Fund Services, a wholly-owned subsidiary of ALPS, serves as administrator or ALPS Distributors, a wholly-owned subsidiary of ALPS, serves as distributor. Each person now serving as Trustee/Director will continue to serve as such following the Transaction.

      Each nominee has consented to serve as Trustee/Director if elected. If any of them is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld). If all of the nominees are elected, each Fund's Board will consist of seven Trustees/Directors, six of whom will be Disinterested Trustees/Directors and one of whom will be an Interested Trustee/Director. The nominees' appointment to each Fund's Board would take effect upon the Closing.

      Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted FOR the election of each nominee.

      The table below sets forth the name, address and year of birth of each nominee, the proposed term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios to be overseen by each nominee and their other directorships of public companies.

-----------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF         PROPOSED     PROPOSED     PRINCIPAL                NUMBER OF         OTHER DIRECTORSHIPS
BIRTH AND ADDRESS     TERM OF      TERM OF      OCCUPATION(S) DURING     PORTFOLIOS IN     HELD
                      OFFICE FOR   OFFICE FOR   PAST FIVE YEARS          FUND
                      THE          THE                                   COMPLEX TO
                      EQUITY       GROWTH                                BE OVERSEEN
                      FUND         FUND                                  BY NOMINEE
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED NOMINEES
-----------------------------------------------------------------------------------------------------------------------------------
[__________]          2007         2008         [_________]                 2              [________]
-----------------------------------------------------------------------------------------------------------------------------------
George R. Gaspari     2008         2008         Financial Services          2              Trustee and Chairman, The Select
(Born 1940)                                     Consultant (since 1996)                    Sector SPDR Trust (since 1998).
                                                (formerly Senior
P.O. Box 844                                    Vice President
124 Island Drive                                and Chief
Highland Lakes, NJ                              Administrative,
07422                                           Operating and
                                                Financial
                                                Officer for
                                                Evergreen Asset
                                                Management Corp.
                                                (from 1987 to
                                                1996).
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED NOMINEE
-----------------------------------------------------------------------------------------------------------------------------------
Edmund J. Burke (1)   2009         2009         President and a             2              President, Financial Investors Trust
(Born 1961)                                     Director of ALPS                           (since 2001), President,
                                                (since 2005),                              Reaves Utility Income Fund
1625 Broadway                                   President and a                            (since 2004), Trustee and
Suite 2200                                      Director of ALPS                           President, Clough Global Allocation
Denver, CO 80202                                Advisers (since                            Fund (Trustee since 2006; President
                                                2001), President                           since 2004), Trustee and
                                                and a Director                             President, Clough Global Allocation
                                                of ALPS                                    Equity Fund (Trustee since 2006;
                                                Financial                                  President since 2005), Trustee and
                                                Services, Inc.                             President, Clough Global
                                                (since 1991).                              Opportunities Fund (since 2006).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Burke would be an "Interested person" of the Funds, as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisers.

      Each Fund's Board is divided into three classes of Trustees/Directors. Each class of Trustees/Directors serves for staggered three-year terms. The term of office of a class expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Since the term of office of one class will expire each year, certain nominees will serve less than three years during their initial term as Trustee/Director of each Fund.

CURRENT TRUSTEES/DIRECTORS

      The table below sets forth the name, address and year of birth of the current Trustees/Directors of the Funds, the year each was first elected or appointed to office, the term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

-----------------------------------------------------------------------------------------------------------------------------------
NAME,        POSITION     POSITION      PRINCIPAL OCCUPATION(S)                      NUMBER OF            OTHER
YEAR OF      WITH         WITH          DURING PAST FIVE YEARS                       PORTFOLIOS IN        DIRECTORSHIPS
BIRTH AND    EQUITY       GROWTH                                                     FUND COMPLEX         HELD
ADDRESS      FUND,        FUND,                                                      OVERSEEN BY
(1)          LENGTH OF    LENGTH OF                                                  TRUSTEE/DIRECTOR
             SERVICE      SERVICE                                                    (2)
             AND TERM     AND TERM
             OF OFFICE    OF OFFICE
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES/DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
John A.      Trustee;     Director;     Retired (since December 1999);               2                    None
Benning      2002; 2009   2002; 2008    (formerly Senior Vice President,
 (Born                                  General Counsel and Secretary,
 1934)                                  Liberty Financial Companies, Inc. and
                                        Vice President, Secretary and Director,
                                        Liberty Asset Management
                                        Company (from 1985 to 1999)).
-----------------------------------------------------------------------------------------------------------------------------------
Thomas W.    Trustee;     Director;     Chief Executive Officer, Stone Harbor       4                    None
Brock        2005; 2008   2005; 2009    Investment Partners LP (since April 2006)
 (Born                                  (formerly Adjunct Professor, Columbia
                                        University Graduate School of Business
                                        (from 1998 to 2006), Chairman, CEO,
                                        Salomon Brothers Asset Management, Inc.
                                        (from 1993 to 1998)).
-----------------------------------------------------------------------------------------------------------------------------------
Richard      Trustee;     Director;     Private investor since August 1987           83                   None
W. Lowry     1986; 2007   1994; 2007    (formerly Chairman and Chief Executive
 (Born       Chairman     Chairman      Officer, U.S. Plywood Corporation
 1936)                                  (building products manufacturer)
                                        (until 1987)).
-----------------------------------------------------------------------------------------------------------------------------------
John J.      Trustee;     Director;     University Professor, Boston College         83                   None
Neuhauser    1998; 2007   1998; 2009    (since December 2005); Academic
 (Born                                  Vice President and Dean of Faculties,
 1943)                                  Boston College (from August 1999
                                        to December 2005).
-----------------------------------------------------------------------------------------------------------------------------------

      (1)  All   the   Trustees/Directors  are  members  of  each  Fund's  Audit
Committee. The address of each Trustee/Director is c/o Liberty All-Star Funds, 100 Federal Street, Boston, MA 02110.

      (2) At August 31, 2006, Messrs. Lowry and Neuhauser also served as trustees of 74 open-end and 7 closed-end management investment company portfolios within the Columbia Funds group of funds. As of August 31, 2006, Mr. Brock also served as manager or director of BACAP Alternative Multi-Strategy Fund, LLC and Columbia Management Multi-Strategy Hedge Fund, LLC (the "Registered Hedge Funds"). "Fund Complex" includes the Funds, the Columbia Funds and the Registered Hedge Funds.

PRINCIPAL OFFICERS

      Each person listed below currently serves as an officer of the Funds. The Board elects the Funds' officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. Except for Messrs. Parmentier and Haley, each other person serving as an officer of the Funds is expected to resign no later than the Closing. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

-----------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH     POSITION WITH FUND AND YEAR     PRINCIPAL OCCUPATION(S) DURING PAST FIVE
AND ADDRESS (1)         FIRST APPOINTED TO OFFICE       YEARS
-----------------------------------------------------------------------------------------------------------------------------------
William R.              President and Chief             Senior Vice President of BAIA since April 2005;
Parmentier, Jr.         Executive Officer;              Chief Investment Officer - External
 (Born 1952)            1999                            Managers of BAIA from July 1998 to March 2005; and
                                                        Director of BAIA, from April 2004 to March 2005.
-----------------------------------------------------------------------------------------------------------------------------------
Mark T.                 Senior Vice President;          Vice President of BAIA since April 1999.
Haley, CFA              1999
 (Born 1964)
-----------------------------------------------------------------------------------------------------------------------------------
Mary Joan               Senior Vice President           Senior Vice President and Chief Compliance Officer
Hoene                   and Chief Compliance            of funds in the Columbia Fund Complex; Partner, Carter,
 (Born 1949)            Officer; 2004                   Ledyard & Milburn LLP (law firm) from January 2001 to August 2004.

-----------------------------------------------------------------------------------------------------------------------------------
J. Kevin                Treasurer, Chief Financial      Managing Director of Columbia Management Advisors, LLC ("CMA")
Connaughton             Officer and Senior Vice         since February 1998.
 (Born 1964)            President; 2003
-----------------------------------------------------------------------------------------------------------------------------------
James R.                Senior Vice President,          Associate General Counsel, Bank of America
Bordewick, Jr.          Secretary Counsel,              since April 2005; Senior Vice President and
 (Born 1959)            and Chief Legal                 Associate General MFS Investment Management
                        Officer; 2006                   (investment management) prior to April 2005.
-----------------------------------------------------------------------------------------------------------------------------------
Michael G.              Chief Accounting Officer        Managing Director of CMA since February 2001.
Clarke                  and  Assistant Treasurer;
 (Born 1969)            2004
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NAME, YEAR OF BIRTH     POSITION WITH FUND AND YEAR     PRINCIPAL OCCUPATION(S) DURING PAST FIVE
AND ADDRESS (1)         FIRST APPOINTED TO OFFICE       YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey R.              Deputy Treasurer; 2004          Group Operations Manager of CMA since October 2004;
Coleman                                                 Vice President - CDC IXIS Asset Management Services,
 (Born 1969)                                            Inc. (asset management) from August 2000 to September 2004.
-----------------------------------------------------------------------------------------------------------------------------------
Joseph F.               Deputy Treasurer; 2006          Senior Compliance Manager of CMA since January 2005;
DiMaria                                                 Director of Trustee Administration of CMA from May
 (Born 1968)                                            2003 to January 2005; Senior Audit Manager,
                                                        PricewaterhouseCoopers from July 2000 to April 2003.
-----------------------------------------------------------------------------------------------------------------------------------
Ty S.                   Deputy Treasurer; 2006          Vice President of CMA since 2002; Assistant Vice President
Edwards                                                 and Director, State Street Corporation prior to 2002.
 (Born 1966)
-----------------------------------------------------------------------------------------------------------------------------------
Barry S.                Controller; 2006                Vice President-Fund Treasury of CMA since October 2004;
Vallan                                                  Vice President-Trustee Reporting from April 2002
 (Born 1969)                                            to October 2004; Management Consultant,
                                                        PricewaterhouseCoopers prior to October 2002.
-----------------------------------------------------------------------------------------------------------------------------------
Ryan C.                 Assistant Secretary; 2005       Assistant General Counsel, Bank of America since March 2005;
Larrenaga                                               Associate, Ropes & Gray LLP (law firm) from  February 2005.
 (Born 1970)
-----------------------------------------------------------------------------------------------------------------------------------
Peter Fariel            Assistant Secretary; 2006       Associate General Counsel, Bank of America since April 2005;
 (Born 1957)                                            Partner, Goodwin Procter LLP (law firm) prior to April 2005.
-----------------------------------------------------------------------------------------------------------------------------------
Julian Quero            Assistant Treasurer; 2006       Senior Compliance Manager of the CMA since April 2002;
 (Born 1967)                                            Assistant Vice President of Taxes and Distributions
                                                        of CMA from 2001 to April 2002.
-----------------------------------------------------------------------------------------------------------------------------------

      (1) The address of each officer, other than Messrs. Parmentier and Haley and Ms. Hoene, is c/o Liberty All-Star Funds, One Financial Center, Boston, MA 02111. The address of Messrs. Parmentier and Haley and Ms. Hoene is c/o Liberty All-Star Funds, 100 Federal Street, Boston, MA 02110.

      Messrs. Connaughton, Clarke, Coleman, DiMaria, Edwards, Vallan, Bordewick, Larrenaga, Fariel and Quero and Ms. Hoene hold the same offices with the Columbia Funds, which consist of 153 open-end funds and 7 closed-end funds as of August 31, 2006. Messrs. Bordewick, Larrenaga and Fariel and Ms. Hoene hold the same offices with the Registered Hedge Funds.

      During 2005, the Board of Trustees/Directors of the Funds held five meetings and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly. All sitting Trustees/Directors were present at all meetings. Mr. Brock was appointed Trustee/Director in August and, therefore, did not attend meetings held prior to that month. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of Shareholders. None of the Trustees/Directors attended the Funds' 2006 annual shareholder meetings.

      Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of a Fund.

AUDIT COMMITTEE

      Messrs. Benning, Brock, Lowry and Neuhauser (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund's Audit Committee is comprised only of members who are Disinterested Trustees/Directors and are "independent" (as defined in the New York Stock Exchange ("NYSE") Listing Standards for trustees/directors of closed-end investment companies) of the Funds.

      Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee's structure, duties and powers, and methods of operation. The principal functions of each Audit Committee are to assist Board oversight of: (1) the integrity of each Fund's financial statements, (2) each Fund's compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of BAIA's internal audit function, and (5) the performance of the independent accountants. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund. A copy of the Audit Committee Charter was attached to the proxy statement regarding the annual meeting of shareholders on April 28, 2006.

NOMINATION INFORMATION

      Neither Fund currently has a nominating or compensation committee. Each Fund's Board does not believe that a nominating committee is necessary because, to date, the Board of each Fund has been small and composed principally or entirely of Disinterested Trustees/Directors.

      When necessary or appropriate, the Disinterested Trustees/Directors of each Fund serve as an AD HOC committee for the consideration of Trustee/Director nominations. No AD HOC nominating committee of either Fund has adopted a charter. Disinterested Trustees/Directors are nominated only by an AD HOC nominating committee. Each Fund's current Trustees/Directors are not "interested persons" of the Fund under the Investment Company Act and are "independent" under NYSE Listing Standards.

      The Disinterested Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Disinterested Trustees/Directors, Fund management, Fund Shareholders and other persons or entities. Although the Funds do not have a formal policy, Shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Funds' Secretary at One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621. The information should include evidence of the Shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the Investment Company Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the Disinterested Trustees/Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a Disinterested Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. All nominations from Fund Shareholders will be acknowledged. During periods when the Disinterested Trustees/Directors are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

      The Disinterested Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. However, the Disinterested Trustees/Directors may consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Disinterested Trustees/Directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Disinterested Trustees/Directors will evaluate whether a candidate is an "interested person" under the Investment Company Act and "independent" under NYSE Listing Standards. The Disinterested Trustees/Directors also consider whether a prospective candidate's workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

      The Disinterested Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Disinterested Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Disinterested Trustees/Directors would be arranged. If the Disinterested Trustees/Directors, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

COMPENSATION OF CURRENT TRUSTEES/DIRECTORS

      The following table shows, for the year ended December 31, 2005, the compensation received from each Fund by the Trustees/Directors, and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit-sharing or retirement plan.

------------------------------------------------------------------
|                     |AGGREGATE      |AGGREGATE   |TOTAL        |
|                     |COMPENSATION   |COMPENSATION|COMPENSATION |
|                     |FROM THE EQUITY|FROM THE    |FROM THE FUND|
|                     |FUND           |GROWTH FUND |COMPLEX      |
------------------------------------------------------------------
|DISINTERESTED TRUSTEES/DIRECTORS                                |
------------------------------------------------------------------
|John A. Benning      |$24,386        |$7,614      |$32,000      |
------------------------------------------------------------------
|Thomas W. Brock (1)  |$13,042        |$4,050      |$42,842      |
------------------------------------------------------------------
|Richard W. Lowry (1) |$32,010        |$9,990      |$142,500     |
------------------------------------------------------------------
|John J. Neuhauser (1)|$26,927        |$8,406      |$137,833     |
------------------------------------------------------------------

      (1)   In   addition  to  receiving  compensation  for  their  services  as
Trustees/Directors of the Funds, Messrs. Lowry and Neuhauser received compensation for service as Trustees/Directors of the Columbia Funds, and Mr. Brock received compensation for service as Director/Manager of the Registered Hedge Funds. As noted above, the Funds, the Columbia Funds and the Registered Hedge Funds are part of the Fund Complex.

SHARE OWNERSHIP

      The following table shows the dollar range of equity securities beneficially owned by each nominee and each Trustee/Director as of December 31, 2005 (i) in each of the Funds, and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

-------------------------------------------------------------------------------
                 |DOLLAR RANGE OF  |DOLLAR RANGE OF  |AGGREGATE DOLLAR RANGE OF
                 |EQUITY SECURITIES|EQUITY SECURITIES|EQUITY SECURITIES OWNED
                 |OWNED IN THE     |OWNED IN THE     |IN ALL FUNDS OVERSEEN BY
                 |EQUITY FUND (1)  |GROWTH FUND (1)  |TRUSTEE/DIRECTOR IN FUND
                 |                 |                 |COMPLEX
-------------------------------------------------------------------------------
DISINTERESTED NOMINEES
-------------------------------------------------------------------------------
[_________]      |                 |                 |
-------------------------------------------------------------------------------
George R. Gaspari|                 |                 |
-------------------------------------------------------------------------------
INTERESTED NOMINEE
-------------------------------------------------------------------------------
Edmund J. Burke  |                 |                 |
-------------------------------------------------------------------------------
DISINTERESTED TRUSTEES/DIRECTORS
-------------------------------------------------------------------------------
John A. Benning  |Over $100,000    |$10,001 - $50,000|Over $100,000
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 |DOLLAR RANGE OF  |DOLLAR RANGE OF  |AGGREGATE DOLLAR RANGE OF
                 |EQUITY SECURITIES|EQUITY SECURITIES|EQUITY SECURITIES OWNED
                 |OWNED IN THE     |OWNED IN THE     |IN ALL FUNDS OVERSEEN BY
                 |EQUITY FUND (1)  |GROWTH FUND (1)  |TRUSTEE/DIRECTOR IN FUND
                 |                 |                 |COMPLEX
-------------------------------------------------------------------------------
Thomas W. Brock  |None             |None             |None
-------------------------------------------------------------------------------
Richard W. Lowry |Over $100,000    |$1 - $10,000     |Over $100,000
-------------------------------------------------------------------------------
John J. Neuhauser|$1 - $10,000     |$1 - $10,000     |Over $100,000
-------------------------------------------------------------------------------

      (1) Securities valued as of December 31, 2005.

REQUIRED VOTE

      The election of Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote.


      THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND
                             VOTE "FOR" PROPOSAL 1.

           PROPOSAL 2: APPROVAL OF THE NEW FUND MANAGEMENT AGREEMENT

      Shareholders of each Fund are being asked to approve a New Fund Management Agreement between the Fund and ALPS Advisers. As described above, each Fund's Existing Fund Management Agreement will terminate upon the Closing. Therefore, approval of the New Fund Management Agreements is sought so that the operation of each Fund can continue without interruption. If the Transaction is not completed for any reason, the Existing Agreements will continue in effect.

BOARD APPROVAL AND RECOMMENDATION

      On September 7, 2006, the Trustees/Directors of each Fund, all of whom are Disinterested Trustees/Directors, unanimously approved the New Fund Management Agreement for the Fund and unanimously recommended that Shareholders of each Fund approve the New Fund Management Agreement. A summary of the Board's considerations is provided below in the section entitled "Evaluation by the Boards."

DESCRIPTION OF THE EXISTING AND NEW FUND MANAGEMENT AGREEMENTS

      The form of the New Fund Management Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit A. Exhibit B shows the date of each Existing Fund Management Agreement, the date when the Existing Fund Management Agreement was last approved by the Board, the date when the Existing Fund Management Agreement was last submitted to a vote of Shareholders of each Fund, including the purpose of such submission, and the advisory fee rates under both the Existing Fund Management Agreement and the New Fund Management Agreement for each Fund.

      Under each Existing Fund Management Agreement, BAIA is responsible for providing administrative services to the respective Fund, including: providing office space, communicating with shareholders and broker-dealers, compensating Fund officers who are also officers or employees of BAIA or its affiliates and supervising the provision of transfer agency, dividend disbursing, custodial and other services to the Fund. BAIA has entered into a Sub-Administration Agreement with its affiliate, Columbia Management Advisors, LLC ("CMA"), for the provision of certain administrative services to the Funds. CMA also provides pricing and bookkeeping services to the Funds under a separate Pricing and Bookkeeping Agreement ("Existing Pricing Agreement") with the Funds.

      The terms of each New Fund Management Agreement are substantially the same as the terms of the respective Existing Fund Management Agreement. However, administrative, pricing and bookkeeping services will be provided to each Fund by ALPS Fund Services under a separate Administration, Bookkeeping and Pricing Services Agreement ("New Administration Agreement"). The fee rates for investment management and administrative services under the New Fund Management Agreements and the New Administration Agreements are the same as the fee rates for those services under the Existing Fund Management Agreements, though fees will be calculated on a daily rather than a weekly basis under the New Fund Management Agreements and the New Administration Agreements. ALPS has advised the Boards that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of ALPS Advisers or ALPS Fund Services to fulfill its obligations to the Funds.

      The following discussion of the New Fund Management Agreement describes both the Existing Fund Management Agreement and the New Fund Management Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing and New Fund Management Agreements, but for a complete understanding of the Agreements, you should read Exhibits A and B.

SERVICES PROVIDED BY THE FUND MANAGER

      The New Fund Management Agreement for each Fund requires the Fund Manager to provide general management services to the Fund and to provide overall supervisory responsibility for the general management and investment of each Fund's assets, subject to the review and approval of the Trustees/Directors. The Fund Manager is responsible for setting each Fund's investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Trustees/Directors concerning the implementation of the programs.

      The New Fund Management Agreement for each Fund provides for the Fund Manager and the Fund to appoint one or more Portfolio Managers to have full discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund's assets assigned to that Portfolio Manager. The New Fund Management Agreement requires the Fund Manager to: (i) advise the Trustees/Directors which Portfolio Managers the Fund Manager believes are best suited to invest the assets of the Fund; (ii) monitor and evaluate the investment performance of each Portfolio Manager; (iii) allocate and reallocate the portion of the Fund's assets to be managed by each Portfolio Manager; (iv) recommend changes of or additional Portfolio Managers when deemed appropriate by the Fund Manager; (v) coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the Fund's investment policies and restrictions and applicable laws; (vi) have full investment discretion to make all determinations with respect to the investment of the Fund's assets not then managed by a Portfolio Manager; and (vii) implement procedures reasonably designed to ensure that the Portfolio Managers comply with the Fund's investment objectives, policies and restrictions. The New Fund Management Agreement also requires the Fund Manager to provide officers, office space and certain administrative services to each Fund.

TERM OF THE NEW FUND MANAGEMENT AGREEMENT

      The New Fund Management Agreement for each Fund provides that it will continue in effect for an initial period beginning on the Closing date, or such later date on which the Shareholders of the Fund approve the New Fund Management Agreement, and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund's respective Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Fund's Disinterested Trustees/Directors.

TERMINATION OF THE NEW FUND MANAGEMENT AGREEMENT

      The New Fund Management Agreement for a Fund may be terminated without penalty by vote of the Trustees/Directors, including a majority of the Fund's Disinterested Trustees/Directors, or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Fund Manager, or by the Fund Manager upon sixty days' written notice to the Fund, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

LIABILITY OF THE FUND MANAGER

      Each New Fund Management Agreement provides that the Fund Manager will not be liable to the Fund or its Shareholders, except for liability arising from the Fund Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

DIFFERENCES BETWEEN THE EXISTING AND NEW FUND MANAGEMENT AGREEMENTS

      Each New Fund Management Agreement is substantially the same as the corresponding Existing Fund Management Agreement. However, as noted above, responsibility for the administrative services provided in the Existing Fund Management Agreement will instead be provided pursuant to the New Administration Agreement. In addition, the New Fund Management Agreement clarifies the investment management and other related services to be provided to the Fund by the Fund Manager and the expenses to be paid by the Fund. Also, fees will be calculated and accrued under the New Fund Management Agreements based on the Fund's average daily net assets and will be payable monthly. Under the Existing Fund Management Agreement for the Equity Fund, fees are calculated based on the Fund's average weekly net assets and are payable monthly. Under the Existing Fund Management Agreement for the Growth Fund, fees are calculated based on the Fund's average weekly net assets and are payable quarterly. Language also has been added to the New Fund Management Agreement requiring the Fund Manager to comply with various regulatory requirements and SEC interpretive releases relating to compliance programs, codes of ethics and soft dollars.

      Each New Fund Management Agreement also has been revised to reflect changes resulting from the Transaction. The material terms of the New Fund Management Agreements that will be different from the terms of the Existing Fund Management Agreements are that: (1) ALPS Advisers will replace BAIA as investment adviser; (2) the dates of execution and termination will coincide with the Closing date and approval by Shareholders; and (3) the New Fund Management Agreement will require ALPS Advisers to implement procedures reasonably designed to ensure that the Portfolio Managers comply with each Fund's investment objectives, policies and restrictions.

REQUIRED VOTE

      Approval of each New Fund Management Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of
(a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

      THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND
                             VOTE "FOR" PROPOSAL 2.

PROPOSAL 3: APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENTS

      Shareholders of each Fund are being asked to approve New Portfolio Management Agreements among the relevant Fund, ALPS Advisers and each Portfolio Manager listed below.

            EQUITY FUND
            3a.   Chase Investment Counsel Corporation
            3b.   Matrix Asset Advisers, Inc.
            3c.   Pzena Investment Management, LLC
            3d.   Schneider Capital Management Corporation
            3e.   TCW Investment Management Company

            GROWTH FUND
            3f.   TCW Investment Management Company
            3g.   M.A. Weatherbie & Co., Inc.
            3h.   William Blair & Company, L.L.C.

      As described above, each Existing Portfolio Management Agreement will automatically terminate upon the Closing. Therefore, approval of the New Portfolio Management Agreements is sought so that the operation of each Fund can continue without interruption. For each Fund, this proposal to approve New Portfolio Management Agreements is subject to the approval of the proposal to approve a New Fund Management Agreement. If the Transaction is not completed for any reason, the Existing Agreements will continue in effect.

THE MULTI-MANAGER METHODOLOGY

      Each Fund allocates its portfolio assets among a number of independent investment management firms ("Portfolio Managers") recommended by the Fund Manager and approved by the Board, currently five for the Equity Fund and three for the Growth Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances each Fund's portfolio among the Portfolio Managers. The Funds' multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Funds' multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

      The Portfolio Managers recommended by the Fund Manager represent a blending of different styles which, in the Fund Manager's opinion, is appropriate for the Funds' investment objectives and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. The Fund Manager continuously analyzes and evaluates the investment performance and portfolios of the Funds' Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager's investment style or a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by the Fund Manager to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Funds' Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Funds' assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

BOARD APPROVAL AND RECOMMENDATION

      On September 7, 2006, the Trustees/Directors of each Fund, all of whom are Disinterested Trustees/Directors, unanimously approved each New Portfolio Management Agreement for each Fund and unanimously recommended that Shareholders approve each New Portfolio Management Agreement relating to that Fund. A summary of the Boards' considerations is provided below in the section entitled "Evaluation by the Boards."

      In accordance with the Existing Order, the Shareholders of each Fund have previously approved each Existing Portfolio Management Agreement, other than the Existing Portfolio Management Agreement among the Equity Fund, BAIA and Chase Investment Counsel Corporation ("Chase"). BAIA continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm's philosophy, investment process, personnel and performance.

      After evaluation based on the aforementioned criteria, BAIA deemed it in the best interest of the Equity Fund to terminate Mastrapasqua Asset Management, Inc. ("Mastrapasqua"), a portfolio manager of the Equity Fund since November 1, 2000, and to replace Mastrapasqua with Chase because BAIA believed that Chase's investment philosophy and management style would be more compatible with the philosophies of the Equity Fund's other Portfolio Managers. BAIA also believed that Chase's investment management process and performance record would benefit the Equity Fund. Based upon these factors and Chase's generally favorable performance record, BAIA recommended that the Board approve the Existing Portfolio Management Agreement between the Equity Fund, BAIA and Chase.

      Based on the foregoing and on BAIA's quantitative and qualitative analysis, BAIA recommended, and the Equity Fund's Board of Trustees approved on May 10, 2006, the termination of the Equity Fund's portfolio management agreement with Mastrapasqua and its replacement with Chase, effective June 1, 2006. Shareholders are not being asked to approve this Existing Portfolio Management Agreement with Chase at the Meeting. Instead, Shareholder approval is sought to approve the New Portfolio Management Agreements, which are between each Fund, ALPS Advisers and each respective Portfolio Manager.

DESCRIPTION OF THE EXISTING AND NEW PORTFOLIO MANAGEMENT AGREEMENTS

      The form of the New Portfolio Management Agreement is set forth in Exhibit C to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit C. Exhibit D shows the date of each Existing Portfolio Management Agreement, the date when each Existing Portfolio Management Agreement was last approved by the Board with respect to each Fund, the date when each Existing Portfolio Management Agreement was last submitted to a vote of Shareholders of each Fund, including the purpose of such submission, and the advisory fee rates under both the Existing Portfolio Management Agreements and the New Portfolio Management Agreements for each Fund.

      The terms of each New Portfolio Management Agreement are substantially the same as those of the respective Existing Portfolio Management Agreement. The Funds do not pay any fees under either the Existing Portfolio Management Agreements or the New Portfolio Management Agreements. All payments to a Portfolio Manager under an Existing Portfolio Management Agreement are made by BAIA and, if the New Portfolio Management Agreements are approved, will be made by ALPS Advisers. The fee rates to be paid by ALPS Advisers under each New Portfolio Management Agreement are the same as the fee rates paid by BAIA under the respective Existing Portfolio Management Agreement. However, under the New Portfolio Management Agreements, fees will be calculated on a daily rather than a weekly basis. ALPS Advisers and each Portfolio Manager have advised the Boards that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of any Portfolio Manager to fulfill its obligations under the New Portfolio Management Agreements.

      The  following  discussion  of  the  New  Portfolio  Management  Agreement describes both the Existing Portfolio Management Agreements and the New Portfolio Management Agreements for each Fund. Each New Portfolio Management Agreement matches the form in Exhibit C, except for items specific to a Fund, such as the Fund's name and fee rate. The next several paragraphs briefly summarize some important provisions of the Existing and New Portfolio Management Agreements, but for a complete understanding of the Agreements, you should read Exhibits C and D.

SERVICES PROVIDED BY THE PORTFOLIO MANAGERS

      The New Portfolio Management Agreement for each Fund essentially provides that the Portfolio Manager, under the Board's and the Fund Manager's supervision and subject to the Fund's registration statement, will: (1) formulate and implement an investment program for the Fund's assets assigned to the Portfolio Manager; (2) decide what securities to buy and sell for the Fund's portfolio (or the portion of the Fund's portfolio managed by the Portfolio Manager); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund's portfolio managed by the Portfolio Manager); and (4) report results to the Board of the Fund.

TERM OF THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

      The New Portfolio Management Agreement provides that it will continue in effect for an initial period beginning on the Closing date, or such later date on which the Shareholders of each Fund approve the New Fund Management

Agreement, and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by each Fund's respective Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of each Fund's Disinterested Trustees/Directors.

TERMINATION OF THE NEW PORTFOLIO MANAGEMENT AGREEMENTS

      The New Portfolio Management Agreement for each Fund may be terminated without penalty (i) by vote of the Fund's respective Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days' written notice to the Portfolio Manager, (ii) by the Fund Manager upon thirty days' written notice to the Portfolio Manager, or (iii) by the Portfolio Manager upon ninety days' written notice to the Fund Manager and the Fund, and the New Portfolio Management Agreements terminate automatically in the event of their "assignment," as described above, or upon termination of the New Fund Management Agreement.

LIABILITY OF THE PORTFOLIO MANAGER

      Each New Portfolio Management Agreement provides that the Portfolio Manager will not be liable to the Fund Manager, the relevant Fund or its Shareholders, except for liability arising from the Portfolio Manager's willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to the Portfolio Manager in its actions under the New Portfolio Management Agreement or breach of its duty or obligations under the New Portfolio Management Agreement.

DIFFERENCES BETWEEN THE EXISTING AND NEW PORTFOLIO MANAGEMENT AGREEMENTS

      The New Portfolio Management Agreement for each Fund is substantially the same as the Existing Portfolio Management Agreement. However, the New Portfolio Management Agreement clarifies the portfolio management services that the Portfolio Manager will provide to the Fund and requires the Portfolio Manager to make certain additional representations and warranties. In addition, fees will be calculated and accrued daily and will be payable monthly. Under the Existing Portfolio Management Agreement for the Equity Fund, fees are calculated based on the Fund's average weekly net assets and are payable monthly. Under the Existing Portfolio Management Agreement for the Growth Fund, fees are calculated based on the Fund's average weekly net assets and are payable quarterly. Language also has been added to the New Portfolio Management Agreements requiring the Portfolio Manager to comply with various regulatory requirements relating to compliance programs.

      The New Portfolio Management Agreements also have been revised to reflect changes resulting from the Transaction. The material terms of the New Portfolio Management Agreements that will be different from the terms of the Existing Portfolio Management Agreements are as follows: (1) ALPS Advisers will replace BAIA as investment adviser; (2) the dates of execution and termination will coincide with the Closing date and approval by Shareholders; and (3) the New Portfolio Management Agreement will require each Portfolio Manager to provide to the Fund and the Fund Manager summaries, certifications and reports regarding the Portfolio Manager's compliance policies and procedures.

REQUIRED VOTE

      Approval of each New Portfolio Management Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE
                               "FOR" PROPOSAL 3.

         PROPOSAL 4: APPROVAL OF A POLICY TO PERMIT EACH FUND AND ALPS
        ADVISERS, INC. TO ENTER INTO PORTFOLIO MANAGEMENT AGREEMENTS IN
                        ADVANCE OF SHAREHOLDER APPROVAL

      Shareholders of each Fund are being asked to approve a policy to permit the Fund and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval.

      Under the terms of an exemptive order issued to each Fund and BAIA by the SEC (collectively, the "Existing Order"), the Funds may enter into a new Portfolio Management Agreement in advance of Shareholder approval. The Existing Order requires that the new Portfolio Management Agreement provide for a fee no higher than that provided in, and be on terms and conditions substantially similar to, the Funds' Agreements with its other Portfolio Managers. The Existing Order also requires that a new Portfolio Management Agreement be approved by Fund Shareholders at the regularly scheduled annual meeting next following the date of the new Portfolio Management Agreement.

      Upon the Closing, the Funds no longer will be able to rely on the Existing Order because the Existing Order terminates once BAIA is no longer the Funds' investment adviser. The Funds and ALPS Advisers will apply for a new exemptive order for the same relief, subject to a number of additional conditions (the "New Order"). There can be no assurance that the SEC will grant the New Order. If the SEC grants the New Order, the Funds and ALPS Advisers will not be permitted to rely on the New Order unless the Shareholders of the Funds have approved the operation of each Fund in a manner that permits the Funds and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval. Approval of this proposal is sought so that the Funds can operate under the New Order as soon as it is issued. If the Transaction is not completed for any reason, the Existing Order will continue in effect.

BOARD APPROVAL AND RECOMMENDATION

      On September 7, 2006, the Trustees/Directors of each Fund, all of whom are Disinterested Trustees/Directors, unanimously approved the submission to Shareholders of a policy to permit the Fund and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval and unanimously recommended that Shareholders of the Fund approve this proposal.

      The Board recommends approval because reliance on the New Order would facilitate the operation of the Funds by ALPS Advisers in the same manner as the Funds are operated by BAIA in reliance on the Existing Order. Fund Shareholders would continue to benefit because this type of exemptive relief reduces Fund expenses to the extent that a Fund does not have to prepare and solicit proxies each and every time the Fund and the Fund Manager enter into or modify a Portfolio Management Agreement. The exemptive relief also permits a Fund to hire, terminate and replace Portfolio Managers more efficiently according to the judgment of the Board and ALPS Advisers.

      If Shareholders approve the proposal, the Board will continue to oversee the selection and engagement of Portfolio Managers. The Board, including a majority of the Disinterested Trustees/Directors, will continue to evaluate and consider for approval all new or amended Portfolio Management Agreements. In addition, Fund Shareholders would continue to approve each New Portfolio Management Agreement at the regularly scheduled annual meeting next following the date of the Portfolio Management Agreement. In accordance with the Investment Company Act, and the terms of the Portfolio Management Agreements, the Board, including a majority of the Disinterested Trustees/Directors, will continue to review and consider for renewal, on an annual basis, each Portfolio Management Agreement after the initial term.

      Shareholder approval of this proposal will not affect the total fees paid by the Funds to ALPS Advisers or the amounts paid by ALPS Advisers to each Portfolio Manager. In addition, any new Portfolio Management Agreement will provide for a fee no higher than that provided in the Funds' existing Portfolio Management Agreements and will be on substantially the same terms and conditions as the existing Portfolio Management Agreements. In the event a new Portfolio Management Agreement that became effective pursuant to the New Order provides for fees at rates less than those provided in the existing Portfolio Management Agreements, the difference will be passed on to the Fund and its Shareholders through a corresponding voluntary reduction in the fees payable by the Fund to ALPS Advisers.

      If the proposal is not approved but the Transaction is approved it is unlikely that the Funds will be able to receive exemptive relief under Section 15(a) of the Investment Company Act allowing them to continue to operate in the current manner. However, if neither the proposal or Transaction is approved, the Funds will be able to rely on the Existing Order.

REQUIRED VOTE

      Approval of the proposal to permit the Funds and ALPS Advisers to enter into Portfolio Management Agreements in advance of Shareholder approval requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund, which, under the Investment Company Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE
                               "FOR" PROPOSAL 4.

                            EVALUATION BY THE BOARDS

BOARD MEETINGS AND CONSIDERATIONS

      The Boards met in person on July 19, 2006, August 7, 2006, and [September 7], 2006 to evaluate, among other things, the Transaction, ALPS Advisers and ALPS, to determine whether consummating the Transaction was in the best interests of the Funds' Shareholders. At each of those meetings, and throughout the process to consider the Transaction, the Board, including the all Disinterested Trustees/Directors, was advised by its independent legal counsel.

      In their consideration of the Transaction, the Board and its counsel reviewed materials furnished by BAIA and ALPS and met with senior representatives of ALPS and ALPS Advisers regarding their personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their Shareholders. In this regard, the Trustees/Directors met with representatives of BAIA, ALPS and ALPS Advisers during board meetings and in private sessions to discuss the anticipated effects of the Transaction. During these meetings, the representatives of BAIA, ALPS and ALPS Advisers indicated their belief that the Transaction would not adversely affect (1) the continued operation of the Funds;
(2) the capabilities of the senior investment advisory personnel of BAIA who currently manage the Funds to continue to provide these and other services to the Funds at the current levels as employees of ALPS Advisers; and (3) the capabilities of each Portfolio Manager to continue to provide the same level of advisory and other services to the Funds. Those representatives also indicated that they believed that the Transaction may provide certain benefits to the Funds, but also indicated that there could be no assurance as to any particular benefits that may result.

      In connection with the  Boards'  recommendation  that Shareholders approve
the   New   Agreements  required  by  the  Transaction,  the  Trustees/Directors considered the following factors, in addition to the factors discussed below:

        (1)the manner in which the Funds' assets are managed will not change as a result of the Transaction, and the same people who currently manage the Funds assets will continue to do after the Transaction;

        (2)the material terms of the New Agreements and the agreements for the provision of administrative services to the Funds, including the fees payable by the Funds, are substantially the same as the terms of the Funds' existing agreements;

        (3)the favorable history, reputation, qualification, and background of ALPS;

        (4)the qualifications of the ALPS and ALPS Advisers personnel who will provide advisory and administrative services to the Funds;

        (5)ALPS' and ALPS Advisers' financial condition;

        (6)The fact that Fund Shareholders will not bear any costs in connection with the Transaction, inasmuch as BAIA and ALPS Advisers have committed to pay the expenses of the Funds in connection with the
           Transaction, including all expenses in connection with the solicitation of proxies; and

        (7)the Funds may realize benefits as a result of the Transaction, including possible benefits from the resources of ALPS that would now be available to each Fund.

BOARD CONSIDERATION OF THE NEW AGREEMENTS

      The Investment Company Act requires that the Board of each Fund review each Fund's advisory contracts and consider whether to approve them and recommend that the Shareholders of each Fund approve them. At its meeting on [September 7], 2006, the Boards, all members of which are Disinterested Trustees/Directors, conducted such a review and approved the New Fund Management Agreement between each Fund and ALPS Advisers and the separate New Portfolio Management Agreements, each among the Fund, ALPS Advisers and a Portfolio Manager.

      Prior to the Boards' approval of those agreements, the Disinterested Trustees/Directors met to consider management's recommendations as to the approval of each New Agreement. As part of the process to consider those matters, legal counsel to the Disinterested Trustees/Directors requested certain information from ALPS Advisers and each Portfolio Manager. In response to these requests, the Disinterested Trustees/Directors received reports from ALPS Advisers and each Portfolio Manager that addressed specific factors to be considered by the Boards. The Boards' counsel also provided the Disinterested Trustees/Directors and the Boards with a memorandum regarding their responsibilities pertaining to the approval of each New Agreement. Based on its evaluation, each Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that the approval of each New Agreement was in the best interests of the Fund and its Shareholders.

      In voting to approve each New Agreement, the Boards did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by each Board, but provides a summary of the principal matters it considered. The Boards considered whether each New Agreement would be in the best interests of the respective Fund and its Shareholders, based on: (1) the nature, extent and quality of the services to be provided under the New Agreement; (2) the investment performance of the Fund;
(3) the expenses borne by the Fund (including management fees and other expenses), the fees charged by ALPS and the Portfolio Managers to the Fund and to their other clients, as applicable, and projected profits to be realized by ALPS Advisers and its affiliates from their relationships with the Fund; (4) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of Shareholders;
(5) potential fall-out benefits to ALPS Advisers and each Portfolio Manager from their relationships with the Fund; and (6) other general information about ALPS Advisers and each Portfolio Manager. The following is a summary of the Boards' consideration and conclusions regarding these matters.

      NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED

      The Board considered the nature, extent and quality of the services to be provided by ALPS Advisers, including portfolio manager selection, evaluation and monitoring, and the portfolio management services to be provided by each Portfolio Manager, in light of the investment objective of the respective Fund. The Board considered that, following the Transaction, the same senior investment advisory personnel that currently provides advisory services to each Fund are expected to continue to provide these services to each Fund as employees of ALPS Advisers. In that regard, the Boards considered the long-term history of care and conscientiousness in the management of each Fund provided by that personnel, which would continue to be provided following the Transaction. The Boards also considered each Portfolio Manager's demonstrated consistency in investment approach. The Boards reviewed the background and experience of (1) the current BAIA personnel to be employed by ALPS Advisers and to be responsible for portfolio manager selection, evaluation and monitoring for each Fund and (2) the Portfolio Manager personnel responsible for managing the portfolio of the respective Fund. The Boards also considered the compliance records of ALPS and each Portfolio Manager. Finally, the Boards also considered its and the Funds' long association with the current BAIA personnel to be employed by ALPS Advisers, the relationships those BAIA personnel maintain with the Portfolio Managers, and the ability of those personnel to evaluate the services provide by the Portfolio Managers.

      The Boards concluded that the nature, extent and quality of the services to be provided by ALPS Advisers and the respective Portfolio Managers to the respective Funds were appropriate and consistent with the terms of the respective New Agreements and that each Fund was likely to benefit from services provided under the New Agreements. The Boards also concluded that the quality of the services provided by the senior advisory personnel to be employed by ALPS Advisers and by the Portfolio Managers had been consistent with or superior to quality norms in the industry, and that ALPS Advisers and the respective Portfolio Managers would have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Boards also concluded that the Portfolio Managers had demonstrated a continuing ability to attract and retain well-qualified personnel, and that the structure of ALPS Advisers' operations was sufficient to retain and properly motivate the Funds' current senior advisory personnel who were to be employed by ALPS Advisers. Finally, the Boards concluded that the financial condition of ALPS Advisers and of each respective Portfolio Manager was sound.

      INVESTMENT PERFORMANCE

      The Boards reviewed the long-term and short-term investment performance of each Fund and of other investment companies and other accounts managed by the Portfolio Managers at the time of the annual renewal of the Fund's advisory contracts. In that connection, the Boards also considered the long-term and short-term investment performance of the existing senior investment advisory personnel of BAIA who will continue to manage the Funds as ALPS employees, in the absence of any investment performance data for ALPS Advisers. The performance information previously provided demonstrated to the Boards a generally consistent pattern of favorable long-term performance of each Fund.

      COSTS OF THE SERVICES TO BE PROVIDED TO THE FUNDS AND THE PROJECTED PROFITS TO BE REALIZED BY ALPS ADVISERS FROM ITS RELATIONSHIP WITH THE FUNDS

      The Boards reviewed the fees to be paid by each Fund to ALPS Advisers and the fees to be paid by ALPS Advisers to the Portfolio Managers, noting that the rates of fees to be paid under the New Agreements are the same fee rates the Funds currently pay. In that regard, the Board noted that it had reviewed comparative fee information at the time of the annual renewal of the Fund's advisory contracts earlier in the year, including information about (1) the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Funds and
(2) the fees charged by the Portfolio Managers to their other client accounts, including institutional accounts. The Boards noted that currently ALPS Advisers does not manage other accounts. The Boards also considered that the Portfolio Managers would be paid by ALPS Advisers, not the Funds. Further, the Boards also considered the differences in the level of services provided and the differences in responsibility of the Portfolio Managers to each Fund and to other accounts. The Boards also noted that each Fund's fee schedule has breakpoints at which the advisory fee rate declines as the Fund's assets increase above the breakpoint, and further noted that those schedules would remain unchanged under the New Agreements. The Boards concluded that the management fees payable by each Fund to ALPS Advisers and the fees payable by ALPS Advisers to the Portfolio Managers were reasonable in relation to the nature and quality of the services expected to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees the Portfolio Managers charge to other clients.

      PROJECTED PROFITABILITY AND COSTS OF SERVICES TO ALPS ADVISERS

      The Boards reviewed reports of the financial position of each of the Portfolio Managers at the time of the annual renewal of the Fund's advisory contracts, and in that regard noted that the rates of fees payable to the Portfolio Managers under the New Agreements were unchanged from the current agreements. The Boards considered the projected profitability of ALPS' overall relationship with the Funds, which included fees payable to ALPS Advisers for advisory services as well as fees payable to other ALPS affiliates for non-advisory services, and concluded that the projected profitability of ALPS was reasonable in relation to the services to be provided and to the costs of providing services to each Fund. The Boards also considered the potential "fall-out" benefits (including the receipt of research products and services from unaffiliated brokers) that ALPS Advisers or the Portfolio Managers might receive in connection with their association with the Funds, and acknowledged each Portfolio Manager's well-established stand-alone management relationships independent of each Fund and the regulatory risks each assumed in connection with the management of each Fund.

      EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROWS AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

      The Boards reviewed the Fund's management fee schedules and the breakpoints in the schedule and concluded that the fee schedules reflect certain economies of scale that may be realized by ALPS Advisers as the assets of each Fund increase.

      Based on their evaluation, the Boards unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of each Fund and its Shareholders. The Boards believe that the New Agreements will enable each Fund to continue to enjoy the high-quality investment management and sub-advisory services it has received in the past from its Fund Manager and each

Portfolio Manager, at fee rates identical to the present rates, which the Boards deem appropriate, reasonable and in the best interests of each Fund and its Shareholders. The Board unanimously voted to approve and to recommend to the Shareholders of each Fund that they approve the New Agreements.

SECTION 15(F) OF THE INVESTMENT COMPANY ACT

      Section 15(f) of the Investment Company Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

      First, an "unfair burden" may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" of the adviser (as defined in the Investment Company Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

      Second, during the three-year period after the transaction, at least 75% of the members of the investment company's board of trustees/directors cannot be "interested persons" (as defined in the Investment Company Act) of the investment adviser or its predecessor.

      Although the Transaction involves a sale of a portion of the business of BAIA rather than the sale of an interest in BAIA, BAIA and ALPS Advisers intend for the Transaction to come within the safe harbor provided by section 15(f). The Boards have not been advised by BAIA, ALPS or ALPS Advisers of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on any Fund. Moreover, ALPS Advisers has agreed that, for two years after the consummation of the Transaction, ALPS Advisers will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on the Fund. At the present time, 100% of the Trustees/Directors are classified as Disinterested Trustees/Directors and following the Transaction, all but one of the Trustees/Directors will be classified as such. ALPS Advisers has agreed to use its reasonable best efforts to ensure that at least 75% of the Trustees/Directors are not "interested persons" (as defined in the Investment Company Act) of ALPS Advisers or BAIA during the three-year period after the completion of the Transaction.

               INFORMATION ABOUT THE FUND MANAGER AND AFFILIATES

ALPS AND ITS AFFILIATES

      ALPS, located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS has four primary lines of business: Open-End Fund Services, Closed-End Fund Services, Exchange-Traded Fund Services and the Financial Investors Trust business. ALPS is headquartered in Denver, Colorado. ALPS conducts its business through two wholly-owned subsidiaries: ALPS Fund Services, a service company and SEC-registered transfer agent; and ALPS Distributors, an NASD-registered broker-dealer, currently registered in all 50 states. ALPS' investment advisory business (including management of the Funds) will be conducted through a third wholly-owned subsidiary, ALPS Advisers, which will be registered as an investment adviser with the SEC. ALPS and its affiliates provide fund administration services to funds with assets in excess of $13 billion and distribution services to funds with assets of more than $120 billion.

      In September 2005, ALPS completed a recapitalization sponsored by Lovell Minnick Partners LLC ("LMP"). LMP is a financial services focused private equity firm that controls and manages private equity partnerships with over $350 million in committed capital. LMP owns 79.96% of ALPS on a fully issued basis.

      Information regarding the executive officers and directors of ALPS and the 10% beneficial owners is attached in Exhibit E.

BAIA AND ITS AFFILIATES

      BAIA, 100 Federal Street, Boston, Massachusetts 02110, is a wholly-owned subsidiary of Bank of America, N.A., which is an indirect subsidiary of Bank of America Corporation. BAIA is an SEC-registered investment adviser that provides investment advisory and certain administrative services to the Funds, other closed-end funds and privately placed funds. BAIA also provides services for investment advisory programs offered by certain of its affiliates.

      BAIA has delegated certain of its administrative responsibilities under the Existing Fund Management Agreements to its affiliate CMA, One Financial Center, Boston, Massachusetts 02111, as the sub-administrator. CMA is also responsible for providing pricing and bookkeeping services for the Funds under the Existing Pricing Agreement.

      Information regarding the principal executive officers, directors and certain other officers of BAIA is attached in Exhibit F. Information regarding the management and administration fees paid to BAIA, and the bookkeeping and pricing fees paid to CMA during the Funds' most recently completed fiscal year is also attached in Exhibit F. There were no other material payments by the Funds to BAIA or any of its affiliates during that period.

                    INFORMATION ABOUT THE PORTFOLIO MANAGERS

EQUITY FUND PORTFOLIO MANAGERS

      Information for each Equity Fund Portfolio Manager regarding its principal executive officer, directors and certain other officers, 10% beneficial owners and other funds managed including the management fees payable by those funds having investment objectives similar to those of the Equity Fund is attached in Exhibit G. Information regarding the advisory fees paid to each Equity Fund

Portfolio Manager during the Equity Fund's most recently completed fiscal year is also attached in Exhibit G.

      CHASE INVESTMENT COUNSEL CORPORATION ("Chase"), located at 300 Preston Avenue, Suite 403, Charlottesville, VA 22902-5091 is an independent firm founded in 1957. Chase is 100% owned by its investment professionals. As of December 31, 2005, Chase had approximately $5 billion in assets under management.

      MATRIX ASSET ADVISERS, INC. ("Matrix"), located at 747 Third Avenue, New York, NY 10017, is an independently owned firm founded in 1986 by David A. Katz and John M. Gates. Mr. Katz serves as President and Chief Investment Officer of Matrix and manages the portion of the Equity Fund's portfolio assets that is assigned to Matrix. Prior to co-founding Matrix in 1986, Mr. Katz was with Management Asset Corporation. Matrix is 100% employee-owned. As of December 31, 2005, Matrix had approximately $1.8 billion in assets under management.

      PZENA INVESTMENT MANAGEMENT, LLC ("Pzena"), located at 120 West 45th Street, New York, NY 10036, is an independently owned firm founded in 1995 by Richard S. Pzena. Mr. Pzena serves as Managing Principal and Chief Investment Officer of Pzena and, together with John Goetz (Managing Principal, Research) and Antonio DeSpirito III (Managing Principal, Large Cap Value), manages the portion of the Equity Fund's assets that is assigned to Pzena. Prior to founding Pzena in 1995, Mr. Pzena was Director of U.S. Equity Investment and Chief Research Officer for Sanford C. Bernstein & Company. Pzena is 75% owned by Pzena employees and 25% owned by private investors, none of whom hold any voting securities of the firm. As of December 31, 2005, Pzena had approximately $16.8 billion in assets under management.

      SCHNEIDER CAPITAL MANAGEMENT CORPORATION ("Schneider"), located at 460 East Swedesford Road, Wayne, PA 19087, is an independently owned firm founded in 1996 by Arnold C. Schneider III. Mr. Schneider serves as President and Chief Investment Officer of Schneider and manages that portion of the Equity Fund's portfolio assigned to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. Schneider is 100% employee-owned. As of December 31, 2005, Schneider had approximately $4.3 billion in assets under management.

      TCW INVESTMENT MANAGEMENT COMPANY ("TCW"), located at 865 South Figueroa Street, Los Angeles, CA 90017, was established in 1971. TCW Group's direct and indirect subsidiaries, including TCW, provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A, a wholly-owned subsidiary of Societe Generale, owns 75% of the TCW Group and is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of the TCW Group own the remaining 25% of the company. As of December 31, 2005, TCW and its affiliates had approximately $125 billion in assets under management or committed to management.

GROWTH FUND PORTFOLIO MANAGERS

      Information for each Growth Fund Portfolio Manager regarding its principal executive officer, directors and certain other officers, 10% beneficial owners and other funds managed including the management fees payable by those funds having investment objectives similar to those of the Growth Fund is attached in Exhibit H. Information regarding the advisory fees paid to each Growth Fund Portfolio Manager during the Growth Fund's most recently completed fiscal year is also attached in Exhibit H.

      M.A. WEATHERBIE & CO., INC. ("Weatherbie"), located at 265 Franklin Street, Boston, Massachusetts 02110, is a registered investment adviser founded in 1995 by Matthew A. Weatherbie. Mr. Weatherbie is the principal executive officer and serves as President of Weatherbie. In addition to Mr. Weatherbie being the senior principal, there are five other principals, five research analysts, a trader and a director of administration. Weatherbie is 100% employee-owned and operated with a partnership philosophy. As of December 31, 2005, Weatherbie had approximately $2.1 billion in assets under management.

      WILLIAM BLAIR & COMPANY, L.L.C. ("Blair"), located at 222 West Adams Street, Chicago, Illinois 60606, is a registered investment adviser. Blair is also an investment banker and broker-dealer firm registered under the Securities Exchange Act of 1934. Blair was founded over 50 years ago by William McCormick Blair and currently has more than 170 principals and approximately 850 employees at offices in Chicago, San Francisco, London, Liechtenstein and Zurich. The main office in Chicago houses all investment banking, research and investment management services. As of December 31, 2005, Blair had approximately $33.6 billion in assets under management.

      TCW INVESTMENT MANAGEMENT COMPANY. See disclosure for TCW above under heading "Equity Fund Portfolio Managers."

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Each of the Funds' Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

      The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the
Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

      In addition, under their Existing Portfolio Management Agreements with the Funds and BAIA, and the New Portfolio Management Agreements with the Funds and ALPS Advisers, in selecting brokers or dealers to execute portfolio transactions for the Funds, the Portfolio Managers are authorized to consider (and the Fund Manager may request them to consider) brokers or dealers that provide to the Fund Manager, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to the Fund Manager include: performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by the Fund Manager in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

      The Fund Manager from time to time reaches understandings with each of the Funds' Portfolio Managers as to the amounts of the Funds' portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to the Fund Manager and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

      Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds' procedures adopted pursuant to Rule 17e-1 under the Investment Company Act.

      On February 15, 2000, the SEC granted the Funds exemptive relief from the requirements of Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds. The Funds now rely on Rule 17a-10 under the Investment Company Act instead of this exemptive relief.

      For the most recently completed fiscal year, the aggregate amount of commissions paid to any affiliated broker-dealer was $7,949 for the Equity Fund and $2,605 for the Growth Fund. The percentage of each Fund's aggregate brokerage commissions paid to an affiliated broker-dealer was 0.46% for the Equity Fund and 1.2% for the Growth Fund.

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

INVESTMENT ADVISER AND ADMINISTRATOR

      BAIA, 100 Federal Street, Boston, Massachusetts 02110, is the investment adviser and administrator for each Fund. Certain of BAIA's administrative responsibilities to the Funds have been delegated to its affiliate CMA, One Financial Center, Boston, Massachusetts 02111.

      Following the Transaction, ALPS Advisers, 1625 Broadway, Suite 2200, Denver, Colorado 80202, will serve as investment adviser for each Fund. ALPS Fund Services, 1625 Broadway, Suite 2200, Denver, Colorado 80202, will serve as administrator to each Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Financial statements for the Funds' fiscal year ended December 31, 2005 were audited by PricewaterhouseCoopers LLP ("PwC"). PwC serves as the independent registered public accounting firm ("independent accountants") for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds, to BAIA and to affiliates of BAIA. The Boards of Trustees/Directors of the Funds have selected PwC as the independent accountants for the Funds for the fiscal year ending December 31, 2006. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

      PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

      Each Fund's Audit Committee is required to pre-approve the engagement of the Fund's independent accountants to provide audit and non-audit services to the Fund and non-audit services to BAIA or any entity controlling, controlled by or under common control with BAIA that provides ongoing services to the Fund ("BAIA Affiliates"), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants.

      The Funds' Audit Committees have adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Fund's independent accountants to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to BAIA and BAIA Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to BAIA and BAIA Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Funds, BAIA or BAIA Affiliates may be waived provided that the "de minimis" requirements set forth in the SEC's rules relating to pre-approval of non-audit services are met.

      Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Disinterested Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

      The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund's Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

      FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The following table sets forth for each Fund the aggregate fees billed by PwC for the Fund's last two fiscal years for professional services rendered for
(a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to BAIA and BAIA Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

      (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

      (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters.

      (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

      (iv) All Other Fees - fees for products and services provided to each Fund by PwC other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees." For each Fund's last two fiscal years, no fees were billed by PwC that would be disclosed under the caption "All Other Fees" to either Fund or to BAIA or any BAIA Affiliates.

      During the Funds' fiscal years ended December 31, 2004 and 2005, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the audit fees, audit-related fees and tax fees billed by PwC for the fiscal years ended December 31, 2004 and 2005 were pre-approved by each Fund's Audit Committee.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                FISCAL YEAR AUDIT FEES AUDIT-RELATED TAX FEES ALL
                                                                                                       FEES                   OTHER
                                                                                                                              FEES
------------------------------------------------------------------------------------------------------------------------------------
Equity Fund                                                                     2004        $38,700    $4,000        $2,600   $0
                                                                                2005        $36,400    $4,200        $4,600   $0
-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                                                     2004        $24,700    $4,000        $2,600   $0
                                                                                2005        $25,900    $4,200        $4,600   $0
-----------------------------------------------------------------------------------------------------------------------------------
BAIA & BAIA Affiliates (relating directly to the operating and financial        2004        $0         $0            $0       $0
reporting of the Equity Fund)                                                   ---------------------------------------------------
                                                                                2005        $0         $0            $0       $0
                                                                                ---------------------------------------------------
BAIA & BAIA Affiliates (relating directly to the operating and financial        2004        $0         $0            $0       $0
reporting of the Growth Fund)                                                   ---------------------------------------------------
                                                                                2005        $0         $0            $0       $0
                                                                                ----------------------------------------------------

      The aggregate non-audit fees billed by PwC for the fiscal years ended December 31, 2004 and 2005 for services rendered to: (a) the Equity Fund and BAIA and BAIA Affiliates (providing ongoing services to the Equity Fund) were $6,600 and $8,800, respectively; and (b) the Growth Fund and BAIA and BAIA Affiliates (providing ongoing services to the Growth Fund) were $6,600 and $8,800, respectively.

      Each Fund's Audit Committee has determined that the provision by PwC of non-audit services to BAIA and/or BAIA Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of PwC as the Fund's independent accountants. All services provided by PwC to a Fund, BAIA or a BAIA Affiliate for 2004 and 2005 that were required to be pre-approved by the Audit Committee were pre-approved.

                              GENERAL INFORMATION

OWNERSHIP OF SHARES


      As of the Record Date, there were [                ] outstanding shares of
beneficial interest of Equity Fund and [                           ] outstanding
shares of common stock of Growth Fund. To the knowledge of the Funds, on the Record Date for the Meeting, no Shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of either Fund. As of August 31, 2006, the following persons were known to own of record more than 5% of the outstanding securities of the
Funds:

---------------------------------------------------------------------------------
FUND        NAME AND ADDRESS OF BENEFICIAL # OF SHARES OWNED % OF CLASS OF SHARES
            OWNER                          OF RECORD         OWNED
---------------------------------------------------------------------------------
Equity Fund CEDE & Co                      [145,916,967]     [94.38%]
            c/o Depository Trust Company
            Box 20
            New York, NY 10004
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
FUND        NAME AND ADDRESS OF BENEFICIAL # OF SHARES OWNED % OF CLASS OF SHARES
            OWNER                          OF RECORD         OWNED
---------------------------------------------------------------------------------
Growth Fund CEDE & Co                      [24,764,325]      [90.88%]
            c/o Depository Trust Company
            Box 20
            New York, NY 10004
---------------------------------------------------------------------------------

      Since the beginning of each Fund's most recently completed fiscal year, no Trustee/Director or any Nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of Bank of America, ALPS or their subsidiaries.

      As of December 31, 2005, no Disinterested Trustee/Director or Nominee or any of their immediate family members owned beneficially or of record any class of securities of Bank of America Corporation, BAIA, another investment adviser, sub-adviser or portfolio manager of either of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

      During the past five calendar years, Mr. Lowry has had a material interest in a trust (approximately $4.2 million as of December 31, 2005), which owns units of a limited partnership whose investments are managed by Weatherbie, a Portfolio Manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also has had a material interest in that trust (approximately $1.3 million as of December 31, 2005).

PAYMENT OF SOLICITATION EXPENSES

      BAIA and ALPS Advisers will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The Altman Group, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $_______ plus expenses in connection with the solicitation of proxies. BAIA and ALPS Advisers will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

OTHER MATTERS TO COME BEFORE THE MEETING

      The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Trustees/Directors of the Funds may be voted only in person or by written proxy.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

      Under the SEC's proxy rules, Shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2007 Annual Meeting must be received by the Funds on or before November 20, 2006. The fact that the Funds receive a Shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. You may submit Shareholder proposals to the Secretary of the Funds, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111-2621.

      Shareholders who wish to make a proposal at a Fund's 2007 Annual Meeting that will not be included in the Funds' proxy materials must notify the Fund on or before February 3, 2007. If a Shareholder who wishes to submit a proposal fails to timely notify the Fund, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

SHAREHOLDER REPORTS

      EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT DATED DECEMBER 31, 2005 AND SEMI-ANNUAL REPORT DATED JUNE 30, 2006 TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF EITHER REPORT, FREE OF CHARGE, BY WRITING TO THE FUNDS C/O BANC OF AMERICA INVESTMENT ADVISORS, INC. AT 100 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110, OR BY CALLING 1-800-241-1850.


                               VOTING INFORMATION

VOTING RIGHTS

      Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund's Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

      Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are marked on the proxy card(s), the proxy will be voted FOR each proposal. Any proxy may be revoked at any time prior to its use by written notification received by the Funds' Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

      The Funds expect that broker-dealer firms holding shares of the Funds in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealers may grant authority to the proxies designated by the Funds to vote on Proposal 4 for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      For Proposals 2 and 3, the Funds understand that the NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 2 regarding the New Fund Management Agreements or Proposal 3 regarding the New Portfolio Management Agreements. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

      Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, which is the case for the election of Trustees of the Equity Fund, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. However, if a proposal must be approved by a percentage of shares present at the Meeting and entitled to be cast, which is the case for the election of Directors of the Growth Fund, the effect of an abstention or broker non-vote will be the same as votes against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name"; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

QUORUM; ADJOURNMENT

      For each Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at the Meeting. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment. In the event of an adjournment, no notice is required other than, in the case of the Growth Fund, an announcement at the meeting at which adjournment is taken.

VOTE REQUIRED


      The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since three Directors of the Growth Fund are to be elected, the three Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected. The new Trustees/Directors elected by Shareholders will not take office until the Closing.

      Shareholders of each Fund must separately approve the New Fund Management Agreement and each New Portfolio Management Agreement for such Fund. Approval of each of Proposal 2, 3 and 4 by a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

      If the Shareholders of a Fund approve the New Fund Management Agreement and the New Portfolio Management Agreements for such Fund, their effectiveness is conditioned upon the Closing, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the Transaction including, among other things, that the Funds obtain Shareholder approval to enter into the New Agreements and BAIA and ALPS Advisers obtain any necessary regulatory approvals. If the conditions noted in the prior sentence are not met, the Existing Fund Management Agreement and the Existing Portfolio Management Agreements will remain in effect. For each Fund, Proposal 3 is subject to the approval of Proposal 2. If the proposals described in this Proxy Statement are approved by Shareholders of a Fund, they will not become effective until the Closing.

      To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).




By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund



James R. Bordewick, Jr.
Secretary of the Funds

___________, 2006

                                                                       EXHIBIT A

                       FORM OF FUND MANAGEMENT AGREEMENT

FUND MANAGEMENT AGREEMENT dated _________, 2006, between [________], a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), and ALPS Advisers, Inc., a corporation organized under the laws of the State of Colorado ("Manager").

WHEREAS the Trust will operate as a closed-end investment company registered under the Investment Company Act of 1940 ("Investment Company Act") for the purpose of investing and reinvesting its assets in securities pursuant to the investment objectives, policies and restrictions set forth in its Declaration of Trust and By-Laws, as amended from time to time, and its registration statement on Form N-2 under the Investment Company Act and the Securities Act of 1933 (the "Registration Statement"), all as heretofore amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of the Manager and to have the Manager provide or perform for it various administrative, management and other services; and

WHEREAS the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and desires to provide services to the Trust in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Trust and the Manager agree as follows:

1. EMPLOYMENT OF THE MANAGER. The Trust hereby employs the Manager to manage the investment and reinvestment of the Trust's assets in the manner set forth in
Section 2(A) of this Agreement and to provide the other services  set  forth  in
Section 2 of this Agreement, subject to the direction of the Board of Trustees and the officers of the Trust, for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. OBLIGATION OF AND SERVICES TO BE PROVIDED BY THE MANAGER. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Investment Management Services.

(1) The Manager shall have overall supervisory responsibility for the general management and investment of the Trust's assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the Trust, and any directions which the Trust's Trustees may issue to the Manager from time to time.

(2) The Manager shall provide overall investment programs and strategies for the Trust, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

(3) The Trust and the Manager intend to appoint one or more persons or companies ("Portfolio Managers"), each such Portfolio Manager to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Trust's assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, all within the Trust's investment objectives, policies and restrictions, and the Trust will take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Trust. The Manager shall advise the Trustees of the Trust which Portfolio Managers the Manager believes are best suited to invest the assets of the Trust; shall monitor and evaluate the investment performance of each Portfolio Manager employed by the Trust; shall allocate and reallocate the portion of the Trust's assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when deemed appropriate by the Manager; shall coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the Trust's investment objectives, policies and restrictions and applicable laws, including the Investment Company Act and the Internal Revenue Code of 1986, as amended; shall have full investment discretion to make all determinations with respect to the investment of the Trust's assets not then managed by a Portfolio Manager; and shall implement procedures reasonably designed to ensure that the Portfolio Managers comply with the Trust's investment objectives, policies and restrictions.

(4) The Manager shall render regular reports to the Trust, at regular meetings of the Trustees, of, among other things, the decisions that it has made with respect to the allocation of the Trust's assets among Portfolio Managers.

(5) The Manager shall comply - and to the extent the Manager takes or is required to take action on behalf of the Trust hereunder shall cause the Trust to comply - with all applicable requirements of the Investment Company Act and other applicable laws, rules, regulations, orders and codes of ethics, as well as all investment objectives, policies, restrictions and procedures adopted by the Trust and the Trust's registration statement on Form N-2, Declaration of Trust and By-laws.

B.  Provision  of   Information   Necessary   for   Preparation   of  Securities
Registration Statements, Amendments and Other Materials.

The  Manager  will  make  available  and  provide   financial,   accounting  and
statistical information concerning the Manager required by the Trust in the preparation of registration statements, reports and other documents required by Federal and state securities laws, and such other information as the Trust may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the Trust's shares.

C.  Other Obligations and Services.

(l) The Manager will make available its officers and employees to the Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Trust and its investment activities.

(2) The Manager will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the Investment Company Act, and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board of Trustees, the President or a Vice President or other officer of the Manager shall certify to the Trust that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Manager's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, the Manager shall permit the Trust, its employees or its agents to examine the reports required to be made by the Manager by Rule 17j-1(c)(2)(ii).

(3) The Manager will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act). The Manager also will provide the Trust's Chief Compliance Officer with periodic reports regarding the Manager's compliance with the Federal Securities Laws and the Manager's compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

(4) The Manager (or upon written request of the Manager, one or more Portfolio Managers) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Trust may be invested from time to time in accordance with such policies as shall be determined by the Manager, and reviewed and approved by the Board of Trustees.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSIONS. The Portfolio Managers, subject to and in accordance with any directions the Trust may issue from time to time, shall place, in the name of the Trust, orders for the execution of the Trust's portfolio transactions. When placing such orders, the obligation of each Portfolio Manager shall be as provided in the applicable Portfolio Management Agreement. The Manager will oversee the placement of orders by Portfolio Managers in accordance with their respective Portfolio Management Agreements and will render regular reports to the Trust of the total brokerage business placed on behalf of the Trust by the Portfolio Managers and the manner in which such brokerage business has been allocated.

The Trust hereby agrees that any entity or person associated with the Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended ("1934 Act").

Subject to the appropriate policies and procedures approved by the Board of Trustees, the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause the Trust to pay a broker or dealer that provides brokerage or research services to the Manager, the Portfolio Manager or the Trust an amount of commission for effecting a Trust transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager's overall responsibilities to the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of Trustees, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

4. EXPENSES OF THE TRUST. It is understood that the Trust will pay all its expenses other than those expressly assumed by the Manager, which expenses payable by the Trust shall include:

A.  Fees of the Manager;

B.  Expenses of all audits by independent public accountants;

C. Expenses of administrator, transfer agent, pricing services, bookkeeping services, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Manager, or an affiliate of the Manager, for such services);

D.  Expenses of custodial services;

E. Expenses of obtaining quotations for calculating the value of the Trust's net assets;

F. Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Manager or any of its affiliates;

G. Taxes levied against the Trust and the expenses of preparing tax returns and reports;

H. Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Trust;

I. Expenses associated with any offering (subject to any written agreement by the Manager or an affiliate of the Manager to reimburse any portion of such expenses);

J.  Costs, including the interest expense, of borrowing money;

K. Costs and/or fees incident to Trustee and shareholder meetings of the Trust, the preparation and mailings of proxy material, prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the Trust's shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

L. Legal fees and expenses (including reasonable fees for legal services rendered by the Manager or its affiliates), including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

M. Costs of printing stock certificates representing shares of the Trust, if any;

N. Trustees' fees and expenses of Trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

O. Fees for the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance premiums; and

P. Fees payable to Federal and state authorities in connection with the registration of the Trust's shares.

Q. Nonrecurring and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

5.  ACTIVITIES AND AFFILIATES OF THE MANAGER.

A. The services of the Manager to the Trust hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Trust's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Trust more favorable or preferential treatment vis-a-vis its other clients.

B. Subject to, and in accordance with, the Declaration of Trust and By-Laws of the Trust and to Section 10(a) of the Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Trust as Trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the Investment Company Act.

6. FEES FOR SERVICES: COMPENSATION OF MANAGER AND PORTFOLIO MANAGERS. The compensation of the Manager for its services under this Agreement shall be calculated and paid by the Trust in accordance with the attached Exhibit A. The Manager will compensate the Portfolio Managers as provided in the Portfolio Management Agreement entered into with the Portfolio Managers from time to time.

7.  LIABILITIES OF THE MANAGER.

A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

8.  RENEWAL AND TERMINATION.

A. This Agreement shall continue in effect until ________, 2008, and shall continue from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act), provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

B.  This Agreement:

(a) may at any time be terminated without the payment of any penalty either by vote of the Trustees of the Trust, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Trust, on sixty (60) days' written notice to the Manager;

(b) shall immediately terminate in the event of its assignment (as that term is defined in the Investment Company Act); and

(c) may be terminated by the Manager on sixty (60) days' written notice to the Trust.

C. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

9. NO PERSONAL LIABILITY. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name [________] refers to the Board of Trustees under said Declaration of Trust, and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability hereunder or in connection with the affairs of the Trust, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Manager nor any of its officers, directors, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Trust.

10. USE OF NAME. The Trust may use the name "Liberty All-Star," "All-Star," or a similar name only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as investment adviser. If this Agreement is no longer in effect, the Trust (to the extent it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager. The Trust acknowledges that the Manager may grant the non-exclusive right to use the name "Liberty All-Star" or "All-Star" to any other corporation or entity, including but not limited to any investment company of which the Manager or any subsidiary or affiliate thereof or any successor to the business or any thereof shall be an investment adviser.

11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

13. INTERPRETATION. Nothing herein contained shall be deemed to require the Trust to take any action contrary to this Agreement and its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

14. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties.

15. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16. FORCE MAJEURE. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17. RECORDS. The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Manager free from any claim or retention of rights therein, provided that the Manager may retain copies of any such records that are required by law. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities.

IN WITNESS WHEREOF, the parties hereto have caused this Fund Management Agreement to be executed, as of the day and year first written above.

                                              [__________]


                                              By: ______________________________
                                              Name:
                                              Title:


                                              ALPS ADVISERS, INC.


                                              By: ______________________________
                                              Name:
                                              Title:

               FORM OF EXHIBIT A FOR LIBERTY ALL-STAR EQUITY FUND

                                  MANAGER FEE

For the investment management services provided to the Trust pursuant to Section 2(A) of this Agreement, the Trust will pay to the Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of: 0.80% of the first $400 million of average daily net assets; 0.72% of average daily net assets exceeding $400 million up to and including $800 million; 0.648% of average daily net assets exceeding $800 million up to and including $1.2 billion; and 0.584% of average daily net assets exceeding $1.2 billion.

Pursuant to Section 6 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

"Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average daily net asset values of the portion of the portfolio assets of the Trust assigned to that Portfolio Manager during the preceding calendar month by
(ii) the Average Total Fund Net Assets.

"Average Total Fund Net Assets" means the average daily net asset values of the Trust as a whole during the preceding calendar month.

The fees shall be pro rated for any month during which this Agreement is in effect for only a portion of the month.

            FORM OF EXHIBIT A FOR LIBERTY ALL-STAR GROWTH FUND, INC.

                                  MANAGER FEE


(A) For the  investment  management  services  provided to the Fund  pursuant to
Section 2(A) of this Agreement, the Fund will pay to the Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of

    0.80% of the average daily net assets of the Fund up to and including $300 million; and

    0.72% of the average daily net assets of the Fund exceeding $300 million.

(B) Pursuant to Section 6 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Manager for the previous calendar month at the annual rate of

    0.40% of the Portfolio Manager's Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

    0.36% of the Portfolio Manager's Percentage of the average daily net assets of the Fund exceeding $300 million.

    Each monthly payment set forth above shall be based on the average daily net assets of the Fund during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Fund's Registration Statement under the Investment Company Act as from time to time in effect.

"Portfolio Manager's Percentage" means the percentage obtained by dividing the average daily net assets of that portion of the Fund's assets assigned to that Portfolio Manager by the total of the Fund's average daily net assets.

                                                                       EXHIBIT B

                                                 EXISTING FUND MANAGEMENT AGREEMENTS

------------------------------------------------------------------------------------------------------------------------------------
NAME OF FUND          LAST SUBMISSION OF            ADVISORY FEE RATE           DATE OF EXISTING               DESCRIPTION OF
                        EXISTING FUND                SCHEDULE (AS A %           FUND MANAGEMENT                 BOARD ACTION
                          MANAGEMENT                OF AVERAGE WEEKLY              AGREEMENT                 REGARDING EXISTING
                       AGREEMENT FOR                   NET ASSETS)                                            FUND MANAGEMENT
                        SHAREHOLDER                                                                           AGREEMENT SINCE
                        APPROVAL AND                                                                          BEGINNING OF THE
                        REASON FOR                                                                           FUNDS' LAST FISCAL
                        SUBMISSION                                                                                 YEAR
------------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star         September 26, 2001           0.80% of the first           November 1, 2001            On May 10, 2006,
Equity Fund                (shareholders              $400 million; 0.72%                                       the Trustees
                         approved Existing            of assets over $400                                        approved the
                          Fund Management              million; 0.648% of                                       renewal of the
                          Agreement after               assets over $800                                         Existing Fund
                         termination of the            million; 0.584% of                                         Management
                        prior agreement due             assets over $1.2                                          Agreement
                       to sale of the adviser               billion
                         to Fleet National
                               Bank)
------------------------------------------------------------------------------------------------------------------------------------
Liberty All-Star         September 26, 2001           0.80% of the first           November 1, 2001            On May 10, 2006,
Growth Fund, Inc.          (shareholders              $300 million; 0.72%                                       the Directors
                         approved Existing            of assets over $300                                        approved the
                          Fund Management              million                                                  renewal of the
                          Agreement after                                                                        Existing Fund
                         termination of the                                                                       Management
                        prior agreement due                                                                       Agreement
                       to sale of the adviser
                         to Fleet National
                               Bank)
------------------------------------------------------------------------------------------------------------------------------------

                                                                B-1


                                                                       EXHIBIT C

                     FORM OF PORTFOLIO MANAGEMENT AGREEMENT

                              ______________, 2006


Re:  PORTFOLIO MANAGEMENT AGREEMENT
     ------------------------------

Ladies and Gentlemen:

     [__________] (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and is subject to the rules and regulations promulgated thereunder.

     ALPS Advisers, Inc. (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

     1. EMPLOYMENT AS A PORTFOLIO MANAGER. The Fund, being duly authorized, hereby employs ________ ("Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager's responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

     2. ACCEPTANCE OF EMPLOYMENT; STANDARD OF PERFORMANCE. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

     3.   PORTFOLIO MANAGEMENT SERVICES OF PORTFOLIO MANAGER.

          A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund's Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the "Prospectus"), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

          B. As part of the services it will provide hereunder, the Portfolio Manager will:

             (i) formulate and implement a continuous investment program for the Portfolio Manager Account;

             (ii) take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

             (iii) keep the Fund  Manager  and the Board of Trustees of the Fund
                   fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio

                   Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

             (iv) in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

             (v) cooperate with and provide reasonable assistance to the Fund Manager, the Fund's administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

     4. TRANSACTION PROCEDURES. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     5. ALLOCATION OF BROKERAGE. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

          A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

          B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

          C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its portfolio managers.

     6. PROXIES. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

     7. FEES FOR SERVICES. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

     8. OTHER INVESTMENT ACTIVITIES OF PORTFOLIO MANAGER. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client
Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

     9. LIMITATION OF LIABILITY. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

     10. CONFIDENTIALITY. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

     11. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

     12. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

          A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

          B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

     13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PORTFOLIO MANAGER. The Portfolio Manager represents, warrants and agrees that:

          A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act") and will continue to be so registered for as long as this Agreement remains in effect.

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

          C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

          D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

          E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name [_______] refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

          F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

          G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the "SEC"), check the "13F Combination Report" box and on the Form 13F Summary Page identify "ALPS Advisers, Inc." as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager's Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

          H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager's compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager's compliance policies and procedures; and (c) the name of the Portfolio Manager's Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

          I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

          J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

     14. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

     15. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of "a majority of the outstanding voting securities" (as defined in the Act) of the Fund. This Agreement shall continue until December , 2008, and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund's shareholders next following the date of this Agreement.

     16. TERMINATION. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety
(90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

     17. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

     18. SEVERABILITY; COUNTERPARTS. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

     19. USE OF NAME. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks "Liberty All-Star" and "All-Star", and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.


                       [______________]

                       By: ________________________________________
                       Name:
                       Title:

                       ALPS ADVISERS, INC.

                       By: ________________________________________
                       Name:
                       Title:

ACCEPTED:

PORTFOLIO MANAGER NAME

By: ________________________________________
Name:
Title:


 SCHEDULES: A. Operational Procedures For Portfolio Transactions
            B. Record Keeping Requirements
            C. Fee Schedule

                         PORTFOLIO MANAGEMENT AGREEMENT
                               FORM OF SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER
-------------------------------------------------

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker;

     B. The terms and conditions of the order and of any modifications or cancellation thereof;

     C.   The time of entry or cancellation;

     D.   The price at which executed;

     E.   The time of receipt of a report of execution; and

     F.   The name of the person who placed the order on behalf of the Fund.

2.   (Rule  31a-1(b)(9)) A record for each fiscal quarter,  completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.   Shall include the consideration given to:

          (i)   The sale of shares of the Fund by brokers or dealers.

          (ii)  The supplying of services or benefits by brokers or dealers to:

                (a) The Fund;

                (b) The Fund Manager;

                (c) The Portfolio Manager; and

                (d) Any person other than the foregoing.

          (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.1

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

__________
1 Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

               FORM OF SCHEDULE C FOR LIBERTY ALL-STAR EQUITY FUND

                             PORTFOLIO MANAGER FEE


     For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

     "Portfolio Manager's  Percentage" means the percentage obtained by dividing
(i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

     "Average Total Fund Net Assets" means the average daily net asset values of the Fund as a whole during the preceding calendar month.

     The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

           FORM OF SCHEDULE C FOR LIBERTY ALL-STAR GROWTH FUND, INC.

                             PORTFOLIO MANAGER FEE


     For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

     (1) 0 .40% of the Portfolio Manager's Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

     (2) 0.36% of the Portfolio Manager's Percentage of the average daily net assets of the Fund exceeding $300 million.

     Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund's net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

     "Portfolio Manager's Percentage" means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund's average daily net assets.

                                                                                                               EXHIBIT D
                                        EXISTING PORTFOLIO MANAGEMENT AGREEMENTS

-----------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO      LAST SUBMISSION OF          ADVISORY FEE RATE        DATE OF EXISTING         DESCRIPTION OF
MANAGER                EXISTING PORTFOLIO           SCHEDULE (AS A %           PORTFOLIO               BOARD ACTION
                           MANAGEMENT              OF AVERAGE WEEKLY          MANAGEMENT            REGARDING EXISTING
                         AGREEMENT FOR                 NET ASSETS)             AGREEMENT                PORTFOLIO
                          SHAREHOLDER                                                                   MANAGEMENT
                         APPROVAL AND                                                                AGREEMENT SINCE
                      REASON FOR SUBMISSION                                                          BEGINNING OF THE
                                                                                                    FUNDS'LAST FISCAL
                                                                                                           YEAR
-----------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
  Chase Investment    Existing Agreement             0.40% of the portion      Existing Agreement     On May 10, 2006,
Counsel Corporation   not yet approved by            of the Fund's assets      not yet approved by       the Trustees
                      shareholders                     managed by the            shareholders            approved the
                      pursuant to an                Portfolio Manager of        pursuant to an        Existing Portfolio
                      exemptive order                  the first $400           exemptive order            Management
                                                     million; 0.36% of                                      Agreement
                                                     assets over $400
                                                     million; 0.324% of
                                                     assets over $800
                                                     million; 0.292% of
                                                      assets over $1.2
                                                           billion
-----------------------------------------------------------------------------------------------------------------------
  Matrix Asset           April 30, 2004              0.40% of the portion      February 17, 2004       On May 10, 2006,
 Advisers, Inc.         (shareholders                of the Fund's assets                               the Trustees
                        approved the                   managed by the                                   approved the
                      Existing Portfolio            Portfolio Manager of                               renewal of the
                      Management Agreement             the first $400                                Existing Portfolio
                        after the prior                million; 0.36% of                                 Management
                        subadviser was                 assets over $400                                  Agreement
                           replaced)                  million; 0.324% of
                                                       assets over $800
                                                      million; 0.292% of
                                                       assets over $1.2
                                                           billion
-----------------------------------------------------------------------------------------------------------------------
Pzena Investment        April 30, 2004               0.40% of the portion      October 15, 2003        On May 10, 2006,
Management, LLC          (shareholders               of the Fund's assets                                the Trustees
                         approved the                   managed by the                                   approved the
                       Existing Portfolio            Portfolio Manager of                               renewal of the
                       Management Agreement           the first $400                                  Existing Portfolio
                         after the prior               million; 0.36% of                                  Management
                         subadviser was                assets over $400                                   Agreement
                            replaced)                   million; 0.324% of
                                                       assets over $800
                                                      million; 0.292% of
                                                       assets over $1.2
                                                           billion
-----------------------------------------------------------------------------------------------------------------------

                                                          D-1


-----------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO      LAST SUBMISSION OF          ADVISORY FEE RATE        DATE OF EXISTING         DESCRIPTION OF
MANAGER                EXISTING PORTFOLIO           SCHEDULE (AS A %           PORTFOLIO               BOARD ACTION
                           MANAGEMENT              OF AVERAGE WEEKLY          MANAGEMENT            REGARDING EXISTING
                         AGREEMENT FOR                 NET ASSETS)             AGREEMENT                PORTFOLIO
                          SHAREHOLDER                                                                   MANAGEMENT
                         APPROVAL AND                                                                AGREEMENT SINCE
                      REASON FOR SUBMISSION                                                          BEGINNING OF THE
                                                                                                    FUNDS'LAST FISCAL
                                                                                                           YEAR
-----------------------------------------------------------------------------------------------------------------------

  Schneider Capital        April 30, 2002            0.40% of the portion      March 1, 2002             On May 10, 2006,
Management Corporation     (shareholders             of the Fund's assets                                   the Trustees
                           approved the                managed by the                                       approved the
                         Existing Portfolio          Portfolio Manager of                                 renewal of the
                              Management                the first $400                                   Existing Portfolio
                         Agreement after the           million; 0.36% of                                     Management
                        prior subadviser was           assets over $400                                      Agreement
                              replaced)              million; 0.324% of
                                                       assets over $800
                                                      million; 0.292% of
                                                       assets over $1.2
                                                            billion
-----------------------------------------------------------------------------------------------------------------------
 TCW Investment        April 30, 2002                  0.40% of the portion    November 1, 2001        On May 10, 2006,
   Management           (shareholders                  of the Fund's assets                             the Trustees
    Company              approved the                    managed by the                                approved the
                      Existing Portfolio               Portfolio Manager of                          renewal of the
                         Management                      the first $400                              Existing Portfolio
                       Agreement after                  million; 0.36% of                               Management
                      termination of the                 assets over $400                               Agreement
                      prior agreement due               million; 0.324% of
                        to sale of the                  assets over $800
                        subadviser to                  million; 0.292% of
                       Societe Generale                  assets over $1.2
                       Asset Management,                   billion
                             S.A.)
-----------------------------------------------------------------------------------------------------------------------

                                                          D-2



-----------------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO      LAST SUBMISSION OF          ADVISORY FEE RATE        DATE OF EXISTING         DESCRIPTION OF
MANAGER                EXISTING PORTFOLIO           SCHEDULE (AS A %           PORTFOLIO               BOARD ACTION
                           MANAGEMENT              OF AVERAGE WEEKLY          MANAGEMENT            REGARDING EXISTING
                         AGREEMENT FOR                 NET ASSETS)             AGREEMENT                PORTFOLIO
                          SHAREHOLDER                                                                   MANAGEMENT
                         APPROVAL AND                                                                AGREEMENT SINCE
                      REASON FOR SUBMISSION                                                          BEGINNING OF THE
                                                                                                    FUNDS'LAST FISCAL
                                                                                                           YEAR
-----------------------------------------------------------------------------------------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
-----------------------------------------------------------------------------------------------------------------------
   TCW Investment        April 30, 2002                 0.40% of the portion   November 1, 2001            On May 10,
Management Company      (shareholders                   of the Fund's assets                             2006, the
                        approved the                    managed by the                                    Directors
                        Existing Portfolio              Portfolio Manager of                                approved the
                           Management                   the first $300                                    renewal of
                         Agreement after                million; 0.36% of                                the Existing
                        termination of the              assets over $300                                  Portfolio
                        prior agreement due             million.                                          Management
                        to sale of the                                                                    Agreement
                         subadviser to
                        Societe Generale
                        Asset Management, S.A.)
 -----------------------------------------------------------------------------------------------------------------------
 M.A. Weatherbie        September 26, 2001              0.40% of the portion   November 1, 2001      On May 10, 2006, the
    & Co., Inc.          (shareholders                  of the Fund's assets                         Directors approved
                         approved the Existing          managed by the                               the renewal of the
                         Portfolio Management           Portfolio Manager of                         Existing Portfolio
                         Agreement after                the first $300                               Management Agreement
                         termination of the             million; 0.36% of
                         prior agreement due            assets over $300
                         to sale of the                 million.
                         adviser to Fleet
                         National Bank)
-----------------------------------------------------------------------------------------------------------------------
  William  Blair &         September 26, 2001           0.40% of the portion   November 1, 2001     On May 10, 2006, the
 Company, L.L.C.           (shareholders                of the Fund's assets                        Directors approved
                           approved the Existing        managed by the                              the renewal of the
                           Portfolio Management         Portfolio Manager of                        Existing Portfolio
                           Agreement after              the first $300                              Management Agreement
                           termination of the           million; 0.36% of
                           prior agreement due          assets over $300
                           to sale of the               million.
                           adviser to Fleet
                           National Bank)

-----------------------------------------------------------------------------------------------------------------------

                                                                D-3


                                                                       EXHIBIT E

                                 ALPS ADVISERS

     The following are the  principal  executive  officers and directors of ALPS
Advisers:

--------------------------------------------------------------------------------
NAME AND ADDRESS(1)      POSITION WITH ALPS ADVISERS     PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Edmund J. Burke          President and Director
--------------------------------------------------------------------------------
Thomas A. Carter         Managing Director
--------------------------------------------------------------------------------
Jeremy O. May            Managing Director
--------------------------------------------------------------------------------
Bradley J. Swenson       Chief Compliance Officer
--------------------------------------------------------------------------------
W. Robert Alexander      Director
--------------------------------------------------------------------------------
(1) The address of each officer and director is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

                                                                       EXHIBIT F

                                      BAIA

     The following are the principal executive officers and directors of BAIA as of August 31, 2006:

------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS              POSITION WITH BAIA                          PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------
Daniel S. McNamara            President, Director (chief executive        Managing Director, Investment
100 Federal Street            officer)                                    Products Group, Bank of America
Boston, MA 02110
------------------------------------------------------------------------------------------------------------------
Lawrence R. Morgenthal        Executive Vice President, Director          Managing Director, Alternative
40 West 57th Street                                                       Investment Group, Bank of America
New York, NY 10019
------------------------------------------------------------------------------------------------------------------
Michael S. Podracky           Senior Vice President, Director             Managing Director, Business
100 Federal Street                                                        Development and Management,
Boston, MA 02110                                                          Investment Products Group,
                                                                          Bank of America
------------------------------------------------------------------------------------------------------------------
John R. Bahnken               Senior Executive Vice President             President Global Wealth & Group,
100 Federal Street                                                        Investment Management Products
Boston, MA 02110                                                          Bank of America
------------------------------------------------------------------------------------------------------------------
J. Reed Murphy                Executive Vice President                    Managing Director, Consulting
100 Federal Street                                                        Services Group, Bank of America
Boston, MA 02110
------------------------------------------------------------------------------------------------------------------
C. Brooks Englehardt          Executive Vice President                    Managing Director, Regional
40 West 57th Street                                                       Investment Consultants, Bank of America
New York, NY 10019
------------------------------------------------------------------------------------------------------------------
Kevin L. O'Shea               Executive Vice President                    Managing Director, Retirement
100 Federal Street                                                        Solutions Group, Bank of America
Boston, MA 02110
------------------------------------------------------------------------------------------------------------------
Alpesh Rathod                 Chief Compliance Officer                    Senior Compliance Manager
40 West 57th Street
New York, NY 10019
------------------------------------------------------------------------------------------------------------------
William R. Parmentier, Jr.    Senior Vice President                       President, Liberty All-Star Funds
100 Federal Street
Boston, MA 02110
------------------------------------------------------------------------------------------------------------------

      The following shows the amounts paid to BAIA and its affiliates by the Funds during the last fiscal year:

--------------------------------------------------------------------------------------------------------------------
                            MANAGEMENT FEES (AFTER               ADMINISTRATION FEES         BOOKKEEPING AND PRICING
                            WAIVERS AND                                                      FEES
                            REIMBURSEMENTS, IF ANY)
--------------------------------------------------------------------------------------------------------------------
EQUITY FUND                    $ 9,339,478.45                     $ 2,334,674.46                 $ 202,910.54
--------------------------------------------------------------------------------------------------------------------
GROWTH FUND                    $ 1,246,393.14                       $ 311,487.87                  $ 42,682.51
--------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT G

                         EQUITY FUND PORTFOLIO MANAGERS

CHASE INVESTMENT COUNSEL CORPORATION ("CHASE")
------------------------------------

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

     The following are the principal executive officers and directors of Chase:

-------------------------------------------------------------------------------
NAME AND ADDRESS(1)    POSITION WITH CHASE               PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Derwood S. Chase, Jr.  President, Director and Chief     Same
                       Investment Officer
-------------------------------------------------------------------------------
David B. Scott         Senior Vice President, Director   Same
                       and Senior Portfolio Manager
-------------------------------------------------------------------------------
Peter W. Tuz           Vice President, Portfolio Manager Same
                       and Senior Security Analyst
-------------------------------------------------------------------------------
Peter C. Wood          Vice President, Portfolio Manager Same
                       and Senior Security Analyst
-------------------------------------------------------------------------------
Brian J. Lazorishak    Vice President, Portfolio Manager Same
                       and Quantitative Analyst
-------------------------------------------------------------------------------
Teresa R. Poole        Senior Vice President-Client      Same
                       Relations and  Chief Compliance
                       Officer
-------------------------------------------------------------------------------
Eugene R. Hack, Jr.    Vice President-Administration &   Same
                       Business Development
-------------------------------------------------------------------------------
Jennifer L. King       Vice President-Operations         Same
-------------------------------------------------------------------------------
Frank P. Wilton        Director                          Retired.
-------------------------------------------------------------------------------
Stansfield Turner      Director                          Retired
-------------------------------------------------------------------------------
James B. Hoover        Director                          Principal, SB Hoover &
                                                         Co.
-------------------------------------------------------------------------------
Stuart F. Chase        Director                          Private investor
-------------------------------------------------------------------------------
Gordan M. Marchand     Director                          Principal., Sustainable
                                                         Growth Advisers
-------------------------------------------------------------------------------
Stephen D. Gresham     Director                          Exec VP and Chief Sales
                                                         & Marketing Officer,
                                                         Phoenix Investment
                                                         Partners' Private
                                                         Client Group
-------------------------------------------------------------------------------
Edwin T. Burton        Director                          Visiting Professor of
                                                         Economics at the
                                                         University of Virginia.
-------------------------------------------------------------------------------
(1) The address of each officer and director is 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091.

BENEFICIAL OWNERS

     The  following  are the 10% or more  beneficial  owners of voting shares of
Chase:

-------------------------------------------------------------------------------
NAME AND ADDRESS(1)    POSITION WITH CHASE                  OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
Derwood S. Chase, Jr.  President, Director and Chief        65.1%
                       Investment Officer
-------------------------------------------------------------------------------
David B. Scott         Senior Vice President, Director and  13.9%
                       Senior Portfolio Manager
-------------------------------------------------------------------------------
(1) The address of each officer and director is 300 Preston Avenue, Suite 403, Charlottesville, Virginia 22902-5091.


OTHER FUNDS MANAGED

     In  addition  to the  management  services  provided by Chase to the Equity
Fund, Chase also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Chase by those funds having investment objectives similar to those of the Equity Fund is set forth below:

---------------------------------------------------------------------------------------------
NAME OF FUND        TOTAL NET ASSETS   ANNUAL MANAGEMENT FEE AS A      WAIVERS, REDUCTIONS OR
                    AT JULY 31, 2006   % OF AVERAGE DAILY NET ASSETS   AGREEMENTS TO WAIVE OR
                    (IN MILLIONS)                                      REDUCE MANAGEMENT FEE
---------------------------------------------------------------------------------------------
Chase Growth Fund   $635.6             1.00%                           None
---------------------------------------------------------------------------------------------

ADVISORY FEES

     No advisory fees were paid to Chase during the last fiscal year since it became a Portfolio Manager on June 1, 2006.

MATRIX ASSET ADVISERS, INC. ("MATRIX")
---------------------------

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

     The following are the principal executive officers and directors of Matrix:

--------------------------------------------------------------------------------
NAME AND ADDRESS(1)    POSITION WITH MATRIX       PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
David A. Katz          President and Chief        President and Chief Investment
                       Investment Officer         Officer of Matrix and Chairman
                                                  of Investment Committee
--------------------------------------------------------------------------------
Douglas S. Altabef     Senior Managing Director   Senior Managing Director and
                                                  Investment Committee Member
--------------------------------------------------------------------------------
Lon F. Birnholz        Managing Director          Managing Director and
                                                  Investment Committee Member
--------------------------------------------------------------------------------
Steven G. Roukis       Managing Director          Managing Director, Senior
                                                  Portfolio Manager and
                                                  Investment Committee Member
--------------------------------------------------------------------------------
Jordan F. Posner       Managing Director          Managing Director, Senior
                                                  Portfolio Manager and
                                                  Investment Committee Member
--------------------------------------------------------------------------------
(1) The address of each officer and director is 747 Third Avenue, New York, NY 10017.


BENEFICIAL OWNERS

     The  following  are the 10% or more  beneficial  owners of voting shares of
Matrix:

-------------------------------------------------------------------------------
NAME AND ADDRESS(1)    POSITION WITH MATRIX             OWNERSHIP PERCENTAGE
-------------------------------------------------------------------------------
David A. Katz          President and Chief Investment   58%
                       Officer
-------------------------------------------------------------------------------
Douglas S. Altabef     Senior Managing Director         25%
-------------------------------------------------------------------------------
(1) The address of each officer and director is 747 Third Avenue, New York, NY 10017.

OTHER FUNDS MANAGED

     In addition to the management services provided by Matrix to the Equity Fund, Matrix also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Matrix by those funds having investment objectives similar to those of the Equity Fund is set forth below:

---------------------------------------------------------------------------------------------------------------------
NAME OF FUND                TOTAL NET ASSETS      ANNUAL MANAGEMENT FEE AS A         WAIVERS, REDUCTIONS OR
                            AT JUNE 30, 2006      % OF AVERAGE DAILY NET ASSETS      AGREEMENTS TO WAIVE OR
                            (IN  MILLIONS)                                           REDUCE MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------
Matrix Advisors Value       [$160.5]              1.00% (Annual  Management Fee      Total fund expenses are
Fund, Inc.                                        was 0.67% for the fiscal           contractually capped at 1.10%
                                                  year ended June 30, 2006           of the Fund's average daily
                                                  net of fee waiver)                 net assets (reimbursed by
                                                                                     Matrix). For the fiscal year
                                                                                     ended June 30, 2006, total
                                                                                     fund expenses were 1.10%
                                                                                     (net), 1.32% (gross) (with
                                                                                     Matrix voluntarily reimbursing
                                                                                     expenses in excess of 0.99%)
---------------------------------------------------------------------------------------------------------------------


ADVISORY FEES

     The following shows the amounts paid to Matrix by BAIA during the last fiscal year:

--------------------------------------------------
                                ADVISORY FEES
--------------------------------------------------
 EQUITY FUND                      $897,263
--------------------------------------------------

PZENA INVESTMENT MANAGEMENT, LLC ("PZENA")
--------------------------------

PRINCIPAL EXECUTIVE OFFICERS AND MANAGERS

     The following are the principal executive officers and managers of Pzena:

-----------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS(1)     POSITION WITH PZENA                                    PRINCIPAL OCCUPATION
-----------------------------------------------------------------------------------------------------------------------------------
Richard S. Pzena        Managing Principal, CEO, Co-Chief Investment Officer   Managing Principal, CEO, Co-Chief Investment Officer
-----------------------------------------------------------------------------------------------------------------------------------
John P. Goetz           Managing Principal, Co-Chief Investment Officer        Managing Principal, Co-Chief Investment Officer
-----------------------------------------------------------------------------------------------------------------------------------
A. Rama Krishna, CFA    Managing Principal, Portfolio Manager                  Managing Principal, Portfolio Manager
-----------------------------------------------------------------------------------------------------------------------------------
William L. Lipsey       Managing Principal, Marketing & Client Services        Managing Principal, Marketing & Client Services
-----------------------------------------------------------------------------------------------------------------------------------
Amelia Jones            Managing Principal, Operations & Administration        Managing Principal, Operations & Administration
-----------------------------------------------------------------------------------------------------------------------------------
(1) The address of each officer and manager is 120 West 45th Street, 20th Floor, New York, NY 10036.


BENEFICIAL OWNERS

     The following are the 10% or more beneficial owners of voting shares of
Pzena:

--------------------------------------------------------------------------------
NAME AND ADDRESS(1)  POSITION WITH MATRIX                   OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------
Richard S. Pzena     Managing Principal, CEO, Co-Chief      38.6%
                     Investment Officer
--------------------------------------------------------------------------------
(1) The address of the officer is 120 West 45th Street, 20th Floor, New York, NY 10036.

OTHER FUNDS MANAGED

     In addition to the management services provided by Pzena to the Equity Fund, Pzena also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Pzena by those funds having investment objectives similar to those of the Equity Fund is set forth below:

--------------------------------------------------------------------------------------------------------------------
NAME OF FUND                  TOTAL NET ASSETS      ANNUAL SUB-ADVISORY FEE AS A            WAIVERS, REDUCTIONS OR
                              AT ______, 2006       % OF AVERAGE DAILY NET ASSETS           AGREEMENTS TO WAIVE OR
                              (IN MILLIONS)                                                 REDUCE SUB-ADVISORY FEE
--------------------------------------------------------------------------------------------------------------------
[John Hancock Classic                               [The adviser (not the fund) pays        None
Value Fund]                                         Pzena quarterly, in arrears,
                                                    after the end of each quarter, a
(open-end investment                                fee equal on an annual basis to
company)                                            the following percentages of the
                                                    Fund's average daily net assets:
                                                    0.4250% for the first $500
                                                    million; 0.3825% in excess of
                                                    $500 million up to $1 billion;
                                                    0.3400% in excess of $1 billion
                                                    up to $1.5 billion; 0.2975% in
                                                    excess of $1.5 billion up to $2
                                                    billion; and 0.2550% in excess
                                                    of $2 billion.]
--------------------------------------------------------------------------------------------------------------------


ADVISORY FEES


     The following shows the amounts paid to Pzena by BAIA during the last fiscal year:

--------------------------------------------------
                                ADVISORY FEES
--------------------------------------------------
 EQUITY FUND                      $993,870
--------------------------------------------------

SCHNEIDER CAPITAL MANAGEMENT CORPORATION ("SCHNEIDER")
----------------------------------------

PRINCIPAL EXECUTIVE OFFICER AND DIRECTOR

     The following is the principal executive officer and director of Schneider:

------------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS              POSITION WITH SCHNEIDER                     PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------------------------
Arnold C. Schneider III       Sole Director, President and Chief          President and Chief Investment Officer of Schneider
460 East Swedesford Road      Investment Officer
Wayne, PA  19087
------------------------------------------------------------------------------------------------------------------------------
Steven J. Fellin              Secretary and Treasurer                     Chief Operating Officer & Financial Officer,
[_______]                                                                 Chief Compliance Office of Schneider
------------------------------------------------------------------------------------------------------------------------------


BENEFICIAL OWNERS

     The  following  are the 10% or more  beneficial  owners of voting shares of
Schneider:

--------------------------------------------------------------------------------
NAME AND ADDRESS            POSITION WITH SCHNEIDER         OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------
Arnold C. Schneider III     President and Chief Investment  75% or more
460 East Swedesford Road    Officer
Wayne, PA 19087
--------------------------------------------------------------------------------


OTHER FUNDS MANAGED

      In addition to the management services provided by Schneider to the Equity Fund, Schneider also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Schneider by those funds having investment objectives similar to those of the Equity Fund is set forth below:

------------------------------------------------------------------------------------------------------------
NAME OF FUND                 TOTAL NET ASSETS AT     ANNUAL MANAGEMENT FEE AS A      WAIVERS, REDUCTIONS OR
                             JUNE 30, 2006           % OF AVERAGE DAILY NET ASSETS   AGREEMENTS TO WAIVE OR
                             (IN MILLIONS)                                           REDUCE MANAGEMENT FEE
------------------------------------------------------------------------------------------------------------
Schneider Value Fund         $107                    0.70%                            Yes
------------------------------------------------------------------------------------------------------------
Russell Funds:               $478 combined           Sliding scale; 0.35% average     No
Sovereign - US Equity                                annual fee during 2Q2006
Pool

Russell Group of Funds -
Russell US Equity Fund

Russell Investment
Company - Diversified
Equity Fund

Russell Investment
Company - Equity I Fund
------------------------------------------------------------------------------------------------------------

ADVISORY FEES

     The following shows the amounts paid to Schneider by BAIA during the last fiscal year:

--------------------------------------------------
                                ADVISORY FEES
--------------------------------------------------
 EQUITY FUND                      $938,739
--------------------------------------------------

TCW INVESTMENT MANAGEMENT COMPANY ("TCW")
---------------------------------

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

     The following are the principal executive officers and directors of TCW:

----------------------------------------------------------------------------------------------------
NAME AND ADDRESS(1)         POSITION WITH TCW                         PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------
Alvin R. Albe, Jr.          President, Chief Executive Officer        Mr. Albe is an Executive Vice
                            and a Director                            President of The TCW Group,
                                                                      Inc., Trust Company of the
                                                                      West and TCW Asset Management
                                                                      Company (TAMCO). He is also a
                                                                      Director of Trust Company of
                                                                      the West and TAMCO.
----------------------------------------------------------------------------------------------------
Robert D. Beyer             Chairman and a Director                   Mr. Beyer is Chief Executive
                                                                      Officer and a Director of The
                                                                      TCW Group, Inc. and an
                                                                      Executive Vice President of
                                                                      TAMCO. Mr. Beyer is also
                                                                      President and a Director of
                                                                      Trust Company of the West and
                                                                      a Director of TAMCO.
----------------------------------------------------------------------------------------------------
Michael E. Cahill           Group Managing Director, Secretary        Mr. Cahill is General Counsel,
                            and General Counsel                       Group Managing Director and
                                                                      Secretary of The TCW Group,
                                                                      Inc., Trust Company of the
                                                                      West and TAMCO. Mr. Cahill is
                                                                      also a Director of TAMCO.

----------------------------------------------------------------------------------------------------
David S. DeVito, CPA        Managing Director and Chief               Mr. DeVito is a Managing
                            Financial Officer                         Director and Chief Financial
                                                                      Officer of The TCW Group,
                                                                      Inc., Trust Company of the
                                                                      West and TAMCO. Mr. DeVito is
                                                                      also a Director of TAMCO.
----------------------------------------------------------------------------------------------------
Jeffrey E. Gundlach         Group Managing Director, Chief            Mr. Gundlach is Chief
                            Investment Officer and a Director         Investment Officer and a
                                                                      Director of The TCW Group,
                                                                      Inc. Mr. Gundlach is also
                                                                      President, Chief Investment
                                                                      Officer and a Director of
                                                                      TAMCO and Group Managing
                                                                      Director, Chief Investment
                                                                      Officer and a Director of
                                                                      Trust Company of the West.
----------------------------------------------------------------------------------------------------
Hilary G. D. Lord           Managing Director and Chief               Ms. Lord is a Managing
                            Compliance Officer                        Director and Chief Compliance
                                                                      Officer of The TCW Group,
                                                                      Inc., Trust Company of the
                                                                      West and TAMCO.

----------------------------------------------------------------------------------------------------

                                                G-9


----------------------------------------------------------------------------------------------------
William C. Sonneborn        Vice Chairman and a Director              Mr. Sonneborn is President,
                                                                      Chief Operating Officer and a
                                                                      Director of The TCW Group,
                                                                      Inc.; Executive Vice
                                                                      President, Chief Operating
                                                                      Officer and Director of Trust
                                                                      Company of the West; and Vice
                                                                      Chairman of TAMCO.

----------------------------------------------------------------------------------------------------
Marc I. Stern               Vice Chairman and a Director              Mr. Stern is a Vice Chairman
                                                                      of The TCW Group, Inc., Trust
                                                                      Company of the West and TAMCO.

----------------------------------------------------------------------------------------------------
(1) The address of each officer and director is 865 South Figueroa Street, Los Angeles, CA 90017.



OTHER FUNDS MANAGED

     In addition to the management services provided by TCW to the Equity Fund, TCW also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to TCW by those funds having investment objectives similar to those of the Equity Fund is set forth below:

---------------------------------------------------------------------------------------------------------------------
NAME OF FUND                      TOTAL NET ASSETS AT     ANNUAL MANAGEMENT FEE AS A           WAIVERS, REDUCTIONS OR
                                  JUNE 30, 2006           % OF AVERAGE DAILY NET ASSETS        AGREEMENTS TO WAIVE OR
                                  (IN MILLIONS)                                                REDUCE MANAGEMENT FEE
---------------------------------------------------------------------------------------------------------------------
Asset Mark Large Cap               $155.1                 0.45%
Growth Fund
---------------------------------------------------------------------------------------------------------------------
AXA Enterprise                       $3.7                 0.50% (Under the fund's management
Multimanager Funds Trust                                  agreement, the fund pays TCW a fee
                                                          at the annual rate of 0.50% of the
                                                          first $100 million of the average
                                                          daily net assets and 0.40%
                                                          thereafter)
---------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust              $125.6                 0.50% (Under the fund's management
                                                          agreement, the fund pays TCW a fee
                                                          at the annual rate of 0.50% of the
                                                          first $100 million of the average
                                                          daily net assets and 0.40%
                                                          thereafter)
---------------------------------------------------------------------------------------------------------------------
Consulting Group Capital           $359.3                 0.40% (Under the fund's management
Markets Fund Large                                        agreement, the fund pays TCW a fee
Capitalization Growth                                     at the annual rate of 0.40% of the
Investments                                               first $500 million of the average
                                                          daily net assets and 0.35%
                                                          thereafter.)
---------------------------------------------------------------------------------------------------------------------

                                                       G-10


---------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust TCW               $267.0                0.40% (Under the fund's management
Equity Portfolio                                          agreement, the fund pays TCW a fee
                                                          at the annual rate of 0.40% of the
                                                          first $1 billion of the average
                                                          daily net assets of the fund and
                                                          0.30% in excess of $1 billion.)
---------------------------------------------------------------------------------------------------------------------
AXA Enterprise Equity              $124.3                 0.40% (Under the fund's management
Fund                                                      agreement, the fund pays TCW a fee
                                                          at the annual rate of 0.40% of the
                                                          first $100 million of the average
                                                          daily net assets of the fund and
                                                          0.30% in excess of $100 million)

---------------------------------------------------------------------------------------------------------------------
GuideStone Funds                   $281.7                 0.55% on first $100 million
                                                          0.45% on next $150 million
                                                          0.40% thereafter
---------------------------------------------------------------------------------------------------------------------
Masters Select Investment        Funded July 1, 2006      0.60% of allocated assets
Trust - Focused
Opportunities Fund
---------------------------------------------------------------------------------------------------------------------
Masters Select Investment          $167.9                 0.65% on first $75 million of
Trust - Select Equity Fund                                allocated assets, 0.60% thereafter
---------------------------------------------------------------------------------------------------------------------
TCW Funds, Inc. Select           $3,921.8                 0.75%
Equities Fund
---------------------------------------------------------------------------------------------------------------------


ADVISORY FEES


     The following shows the amounts paid to TCW by BAIA during the last fiscal year:

--------------------------------------------------
                                ADVISORY FEES
--------------------------------------------------
 EQUITY FUND                      $922,563
--------------------------------------------------

                                                                       EXHIBIT H

                         GROWTH FUND PORTFOLIO MANAGERS


M.A. WEATHERBIE & CO., INC. ("WEATHERBIE")
---------------------------

PRINCIPAL EXECUTIVE OFFICERS AND TRUSTEES

     The  following  are  the  principal  executive  officers  and  trustees  of
Weatherbie:


--------------------------------------------------------------------------------
NAME AND ADDRESS(1)       POSITION WITH WEATHERBIE          PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Matthew A. Weatherbie     Principal Executive Officer and   President and Chief
                          President                         Investment Officer
                                                            of  Weatherbie
--------------------------------------------------------------------------------
(1) The address of each officer and trustee is 265 Franklin Street, Boston, Massachusetts 02110.


BENEFICIAL OWNERS

     The  following  are the 10% or more  beneficial  owners of voting shares of
Weatherbie:

--------------------------------------------------------------------------------
NAME AND ADDRESS(1)       POSITION WITH WEATHERBIE          OWNERSHIP PERCENTAGE
--------------------------------------------------------------------------------
Matthew A. Weatherbie     Principal Executive Officer and   75% or more
                          President
--------------------------------------------------------------------------------
(1) The address of each officer and trustee is 265 Franklin Street, Boston, Massachusetts 02110.


OTHER FUNDS MANAGED

     As of the date of proxy statement, Weatherbie did not manage any other funds having investment objectives similar to those of the Growth Fund.


ADVISORY FEES

     The following shows the amounts paid to Weatherbie by BAIA during the last fiscal year:

--------------------------------------------------
                                ADVISORY FEES
--------------------------------------------------
 GROWTH FUND                      $225,328
--------------------------------------------------

WILLIAM BLAIR & COMPANY, L.L.C. ("BLAIR")
-------------------------------

PRINCIPAL EXECUTIVE OFFICERS AND TRUSTEES

     The following are the principal executive officers and trustees of Blair:

----------------------------------------------------------------------------------------------------------
NAME AND ADDRESS(1)       POSITION WITH BLAIR                   PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------
Frederick Conrad Fischer  Chairman of the Board of Trustees     Principal, William Blair &
                                                                Company, L.L.C.
----------------------------------------------------------------------------------------------------------
Theodore A. Bosler        Trustee                               Retired Principal and Vice President,
                                                                Lincoln Capital Management Company
----------------------------------------------------------------------------------------------------------
Ann P. McDermott          Trustee                               Director and Trustee

                                                                Profit and not-for-profit
                                                                organizations
----------------------------------------------------------------------------------------------------------
Donald J. Reaves          Trustee                               Vice President for Administration
                                                                and Chief Financial Officer,
                                                                University of Chicago
----------------------------------------------------------------------------------------------------------
Donald L. Seeley          Trustee                               Adjunct Lecturer and Director,
                                                                University of Arizona Department
                                                                of Finance
----------------------------------------------------------------------------------------------------------
John B. Schwemm           Trustee                               Retired Chairman and CEO,
                                                                R.R. Donnelley & Sons Company
----------------------------------------------------------------------------------------------------------
Michelle R. Seitz         Trustee                               Principal, William Blair &
                                                                Company, L.L.C.
----------------------------------------------------------------------------------------------------------
Robert E. Wood            Trustee                               Retired Executive Vice President,
                                                                Morgan Stanley Dean Witter
----------------------------------------------------------------------------------------------------------
Marco Hanig               Officer                               Chicago Scores

                          President
----------------------------------------------------------------------------------------------------------
Karl W. Brewer            Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Harvey H. Bundy III       Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Mark A. Fuller, III       Officer                               Partner, Fulsen Howney Partners

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
James W. Golan            Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------

                                                   H-2


----------------------------------------------------------------------------------------------------------
W. George Greig           Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Michael A. Jancosek       Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
John F. Jostrand          Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
James S. Kaplan           Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Robert C. Lanphier, IV    Officer                               Chairman, AG. Med, Inc.

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Todd M. McClone           Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
David S. Mitchell         Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Gregory J. Pusinelli      Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
David P. Ricci            Officer

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Norbert W. Truderung      Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Jeffery A. Urbina         Officer                               N/A

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
Christopher T. Vincent    Officer                               Uhlich Children's Home

                          Senior Vice President
----------------------------------------------------------------------------------------------------------
David C. Fording          Officer                               N/A

                          Vice President
----------------------------------------------------------------------------------------------------------
Chad M. Kilmer            Officer                               N/A

                          Vice President
----------------------------------------------------------------------------------------------------------
Mark T. Leslie            Officer                               N/A

                          Vice President
----------------------------------------------------------------------------------------------------------

                                                   H-3


----------------------------------------------------------------------------------------------------------
Colin J. Williams         Officer                               N/A

                          Vice President
----------------------------------------------------------------------------------------------------------
Terence M. Sullivan       Officer                               N/A

                          Vice President
----------------------------------------------------------------------------------------------------------
Colette M. Garavalia      Officer                               N/A

                          Secretary
----------------------------------------------------------------------------------------------------------
(1) The address of each officer and trustee is 222 West Adams  Street,  Chicago, Illinois 60606.



OTHER FUNDS MANAGED

     In  addition  to the  management  services  provided by Blair to the Growth
Fund, Blair also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Blair by those funds having investment objectives similar to those of the Growth Fund is set forth below:

-----------------------------------------------------------------------------------------------------------
NAME OF FUND          TOTAL NET ASSETS       ANNUAL MANAGEMENT FEE AS A % OF       WAIVERS, REDUCTIONS OR
                      AT JUNE 30, 2006       AVERAGE DAILY NET ASSETS              AGREEMENTS TO WAIVE OR
                      (IN MILLIONS)                                                REDUCE MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------
William Blair         $18.2                  Class I shares:   1.00%               N/A
Large Cap Growth
Fund                                         Class N shares:   1.25%
-----------------------------------------------------------------------------------------------------------
Vanguard Large        $1,800.0               N/A
Cap Growth Fund
-----------------------------------------------------------------------------------------------------------


ADVISORY FEES


     The following shows the amounts paid to Blair by BAIA during the last fiscal year:

--------------------------------------------------
                                ADVISORY FEES
--------------------------------------------------
 GROWTH FUND                      $203,911
--------------------------------------------------

TCW INVESTMENT MANAGEMENT COMPANY.
----------------------------------

     See disclosure for TCW in Exhibit G "Equity Fund Portfolio Managers."


OTHER FUNDS MANAGED

      As of the date of proxy statement, TCW did not manage any other funds having investment objectives similar to those of the Growth Fund.


ADVISORY FEES

     The following shows the amounts paid to TCW by BAIA during the last fiscal year:


--------------------------------------------------
                                ADVISORY FEES
--------------------------------------------------
 GROWTH FUND                      $193,957
--------------------------------------------------

                 [ALL STAR EQUITY FUND]           [BAR CODE]
                                                                   [PLUS SYMBOL]
                                                  000000000.000 ext
                                                  000000000.000 ext
[BAR CODE]       MR A SAMPLE                      000000000.000 ext
                 DESIGNATION (IF ANY)             000000000.000 ext
                 ADD 1                            000000000.000 ext
                 ADD 2                            000000000.000 ext
                 ADD 3                            000000000.000 ext
                 ADD 4
                 ADD 5
                 ADD 6                            C   1234567890      J  N  T

                 [BAR CODE]                       [BAR CODE]

================================================================================
    SPECIAL MEETING PROXY CARD
================================================================================

    A   ELECTION OF TRUSTEES.
    1.  To elect three new Trustees of the Fund (Item 1 of Notice).
                                                  FOR       WITHHOLD
        01 - [_________]                          [ ]         [ ]

        02 - George R. Gaspari                    [ ]         [ ]

        03 - Edmund J. Burke                      [ ]         [ ]

    B   PROPOSAL TO APPROVE A NEW FUND MANAGEMENT AGREEMENT.

    2. To approve a new Fund Management Agreement between the Fund and ALPS Advisers, Inc. to become effective upon completion of the Transaction described in the Proxy Statement (Item 2 of Notice).

                                                 FOR       AGAINST       ABSTAIN
                                                 [ ]         [ ]           [ ]

    C   PROPOSAL TO APPROVE NEW PORTFOLIO MANAGEMENT AGREEMENTS.
    3. To approve new Portfolio Management Agreements for the Fund with ALPS Advisers, Inc. and each of the current Portfolio Managers listed below to become effective upon completion of the Transaction described in this Proxy Statement (Item 3 of Notice).

                                                 FOR       AGAINST       ABSTAIN
        01 - Chase Investment Counsel            [ ]         [ ]           [ ]
        Corporation

                                                 FOR       AGAINST       ABSTAIN
        02 - Matrix Asset Advisers, Inc.         [ ]         [ ]           [ ]

                                                 FOR       AGAINST       ABSTAIN
        03 - Pzena Investment Management, LLC    [ ]         [ ]           [ ]

                                                 FOR       AGAINST       ABSTAIN
        04 - Schneider Capital Management        [ ]         [ ]           [ ]
        Corporation

                                                 FOR       AGAINST       ABSTAIN
        05 - TCW Investment Management Company   [ ]         [ ]           [ ]

    D   PROPOSAL REGARDING SHAREHOLDER APPROVAL OF PORTFOLIO MANAGEMENT
        AGREEMENTS.
    4. To approve a policy to permit the Fund and ALPS Advisers, Inc. to enter into Portfolio Management Agreements in advance of Shareholder approval (Item 4 of Notice).
                                                 FOR       AGAINST       ABSTAIN
                                                 [ ]         [ ]           [ ]

    E   OTHER MATTERS.
    5. In their discretion, upon such other business as may properly come before the Meeting and any adjournments thereof.

    Please mark box at right with an X if an address   [ ]
    change has been noted below.

-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------

    F AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
    Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.
    Signature 1 - Please keep     Signature 2 - Please keep
    signature within the box      signature within the box     Date (mm/dd/yyyy)

    ------------------------      ------------------------     -----------------

    ------------------------      ------------------------     -----------------

                                  1 UPX                        COY [PLUS SYMBOL]

001CD40001      00INED

================================================================================
    PROXY - LIBERTY ALL-STAR EQUITY FUND
================================================================================

    PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

    PROXY FOR 2006 SPECIAL MEETING OF SHAREHOLDERS

    The undersigned, revoking previous proxies, hereby appoints James R. Bordewick, Jr., Mark T. Haley, Ryan C. Larrenaga and William R. Parmentier, Jr., or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the Fund's 2006 Special Meeting of Shareholders to be held in the America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts on [_____], 2006 at [____] a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

    SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

    PLEASE DO NOT STAPLE OR MUTILATE CARD.

                  [ALL STAR GROWTH FUND, INC.]    [BAR CODE]
                                                                   [PLUS SYMBOL]
                                                  000000000.000 ext
                                                  000000000.000 ext
[BAR CODE]       MR A SAMPLE                      000000000.000 ext
                 DESIGNATION (IF ANY)             000000000.000 ext
                 ADD 1                            000000000.000 ext
                 ADD 2                            000000000.000 ext
                 ADD 3                            000000000.000 ext
                 ADD 4
                 ADD 5
                 ADD 6                            C   1234567890      J  N  T

                 [BAR CODE]                       [BAR CODE]

================================================================================
    Special Meeting Proxy Card
================================================================================

    A   ELECTION OF DIRECTORS.
    1.  To elect three new Directors of the Fund (Item 1 of Notice).
                                                  FOR       WITHHOLD
        01 - [_________]                          [ ]         [ ]

        02 - George R. Gaspari                    [ ]         [ ]

        03 - Edmund J. Burke                      [ ]         [ ]

    B   PROPOSAL TO APPROVE A NEW FUND MANAGEMENT AGREEMENT.
    2. To approve a new Fund Management Agreement between the Fund and ALPS Advisers, Inc. to become effective upon completion of the Transaction described in the Proxy Statement (Item 2 of Notice).
                                                 FOR       AGAINST       ABSTAIN
                                                 [ ]         [ ]           [ ]

    C   PROPOSAL TO APPROVE NEW PORTFOLIO MANAGEMENT AGREEMENTS.
    3. To approve new Portfolio Management Agreements for the Fund with ALPS Advisers, Inc. and each of the current Portfolio Managers listed below to become effective upon completion of the Transaction described in this Proxy Statement (Item 3 of Notice).
                                                 FOR       AGAINST       ABSTAIN
        01 - TCW Investment Management Company   [ ]         [ ]           [ ]

                                                 FOR       AGAINST       ABSTAIN
        02 - M.A. Weatherbie & Co., Inc.         [ ]         [ ]           [ ]

                                                 FOR       AGAINST       ABSTAIN
        03 - William Blair & Company, L.L.C.     [ ]         [ ]           [ ]

    D   PROPOSAL REGARDING SHAREHOLDER APPROVAL OF PORTFOLIO MANAGEMENT
        AGREEMENTS.
    4. To approve a policy to permit the Fund and ALPS Advisers, Inc. to enter into Portfolio Management Agreements in advance of Shareholder approval (Item 4 of Notice).
                                                 FOR       AGAINST       ABSTAIN
                                                 [ ]         [ ]           [ ]

    E   OTHER MATTERS.
    5. In their discretion, upon such other business as may properly come before the Meeting and any adjournments thereof.

    Please mark box at right with an X if an address   [ ]
    change has been noted below.

-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------

    F AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

    Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.
    Signature 1 - Please keep     Signature 2 - Please keep
    signature within the box      signature within the box     Date (mm/dd/yyyy)

    ------------------------      ------------------------     -----------------

    ------------------------      ------------------------     -----------------

                                  1 UPX                        COY [PLUS SYMBOL]

001CD40001      00INED

================================================================================
    PROXY - LIBERTY ALL-STAR GROWTH FUND, INC.
================================================================================

    PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

    PROXY FOR 2006 SPECIAL MEETING OF SHAREHOLDERS

    The undersigned, revoking previous proxies, hereby appoints James R. Bordewick, Jr., Mark T. Haley, Ryan C. Larrenaga and William R. Parmentier, Jr., or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Fund's 2006 Special Meeting of Shareholders to be held in the America Room, 2nd Floor, 100 Federal Street, Boston, Massachusetts on [_____], 2006 at [____] a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown on the reverse side, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged by your execution of this proxy.

    SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

    PLEASE DO NOT STAPLE OR MUTILATE CARD.